Exhibit 10.2 Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”. Research Collaboration and License Agreement This research collaboration and license agreement (“Agreement”) is entered into with effect as of the Effective Date (as defined below) by and between F. Hoffmann-La Roche Ltd with an office and place of business at Grenzacherstrasse 124, 4070 Basel, Switzerland (“FHLR”) and Hoffmann-La Roche Inc. with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (“HLR”; FHLR and HLR collectively referred to as “Roche”), on the one hand, and C4 Therapeutics, Inc. with an office and place of business at 490 Arsenal Way, Suite 120, Watertown, MA 02472 (“C4T”), on the other hand.

i Page ARTICLE 1 DEFINITIONS ........................................................................................................... 1 ARTICLE 2 LICENSES ............................................................................................................... 17 ARTICLE 3 EXCLUSIVITY ....................................................................................................... 19 ARTICLE 4 RESEARCH COLLABORATION .......................................................................... 20 ARTICLE 5 GOVERNANCE ...................................................................................................... 26 ARTICLE 6 DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION ......... 28 ARTICLE 7 FINANCIAL TERMS .............................................................................................. 29 ARTICLE 8 PAYMENT TERMS, REPORTS, AND AUDITS .................................................. 34 ARTICLE 9 INTELLECTUAL PROPERTY .............................................................................. 37 ARTICLE 10 CONFIDENTIALITY ............................................................................................ 44 ARTICLE 11 PUBLICITY; PUBLICATIONS ............................................................................ 47 ARTICLE 12 REPRESENTATIONS, WARRANTIES, AND COVENANTS .......................... 50 ARTICLE 13 INDEMNIFICATION; INSURANCE ................................................................... 53 ARTICLE 14 TERM; TERMINATION ....................................................................................... 55 ARTICLE 15 DISPUTE RESOLUTION ..................................................................................... 59 ARTICLE 16 MISCELLANEOUS .............................................................................................. 61 Exhibits Exhibit 1.11 Authorized Subcontractors Exhibit 1.15 Background C4T Technology Patent Rights Exhibit 1.23 C4T Existing Patent Rights Exhibit 1.35 C4T Third Party License Agreements Exhibit 1.122 Licensed Patent Rights Exhibit 1.165 Research Plan Exhibit 1.183 Roche Existing Patent Rights Exhibit 11.1 Press Release

1 RESEARCH COLLABORATION AND LICENSE AGREEMENT RECITALS WHEREAS, C4T is a biotechnology company dedicated to advancing targeted protein degradation through its proprietary C4T Technology (as defined below); WHEREAS, Roche is a pharmaceutical company and has expertise in the research, development, manufacture, and commercialization of pharmaceutical products; WHEREAS, C4T and Roche wish to enter into a research collaboration to discover, optimize and translate Degraders (as defined below) into payloads for the Development of DACs (each as defined below) by Roche, upon the terms and conditions set forth herein; and WHEREAS, C4T is willing to grant to Roche, and Roche desires to obtain from C4T, an exclusive license under C4T’s intellectual property rights to research, develop, manufacture, commercialize, and otherwise exploit Products for use in the Field in the Territory (all capitalized terms as defined below), in accordance with the terms of this Agreement. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Roche and C4T agree as follows: ARTICLE 1 DEFINITIONS Unless specifically set forth to the contrary herein, the following capitalized terms, whether used in the singular or plural, shall have the respective meanings set forth below. 1.1. “Accounting Standard” means with respect to an entity, either: (a) International Financial Reporting Standards (IFRS); or (b) United States generally accepted accounting principles (GAAP), in either case, which standards or principles (as applicable) are then- currently used at the applicable time, and as consistently applied, by such entity. 1.2. “Acquiring Entity” means (a) a Third Party that merges or consolidates with or acquires C4T, or to which C4T transfers all or substantially all of its assets to which this Agreement pertains or (b) any Affiliates of such Third Party other than C4T or its Affiliates prior to such transfer. 1.3. “Additional C4T Support Terms” has the meaning set forth in Section 4.3.2. 1.4. “Affiliate” means any entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party, at any point in time and for so long as such control exists. For purposes of this Section 1.4, “controls”, “controlled”, and “control” mean (a) the direct or indirect ownership of more than fifty percent (>50%) (or, if the jurisdiction where such Party is domiciled prohibits foreign ownership of such entity, the maximum ownership interest permitted by Applicable Law less than fifty percent (<50%)) of the voting stock or other voting interests or interest in the profits of the applicable Party or (b) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. Notwithstanding the foregoing, for purposes of this Agreement, none of

2 Chugai Pharmaceutical Co., Ltd (for purposes of this definition, “Chugai”) or any subsidiary of Chugai will be considered an Affiliate of Roche, unless and until Roche elects to include Chugai or such subsidiary as an Affiliate of Roche by providing notice to C4T of such election. 1.5. “[***]” has the meaning set forth in Section 1.198. 1.6. “Alliance Director” has the meaning set forth in Section 5.2. 1.7. “Annual Net Sales” means, with respect to a Product, all Net Sales of such Product during a Calendar Year. 1.8. “Antibody” means [***] 1.9. “Antigen Targeting Moiety” means [***] 1.10. “Applicable Law” means any and all laws, statutes, codes, ordinances, orders, rules, rulings, directives, and regulations of any kind whatsoever of any governmental authority within the relevant jurisdiction applicable to the relevant activity. 1.11. “Authorized Subcontractor” means, with respect to any activity assigned to C4T, a subcontractor of C4T (a) set forth on Exhibit 1.11 or in the Research Plan to perform such activity or (b) approved by Roche to perform such activity, in each case, prior to initiation of such activity. 1.12. “Available” (including variations such as “Availability”) means, with respect to a Proposed Option Target, at the time of C4T’s receipt of a Proposed Option Target Notice: (a) C4T or its Affiliates has not entered into [***]; (b) C4T or its Affiliates is not engaged in [***]; or (c) it is not the subject of [***]. 1.13. “Background C4T Technology IP” means Background C4T Technology Know-How and Background C4T Technology Patent Rights. 1.14. “Background C4T Technology Know-How” means any and all Know-How that: (a) C4T (or any of its Affiliates) Controls either (i) as of the Effective Date or (ii) after the Effective Date at any time during the Research Term, but outside of the conduct of activities under this Agreement, (b) are related to one (1) or more moieties within the C4T Technology and (c) are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.15. “Background C4T Technology Patent Rights” means any and all Patent Rights that: (a) C4T (or any of its Affiliates) Controls either (i) as of the Effective Date or (ii) after the Effective Date at any time during the Research Term, but outside of the conduct of activities under this Agreement, (b) Cover one or more moieties within the C4T Technology and (c) are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. The Background C4T Technology Patent Rights existing as of the Effective Date are set forth on Exhibit 1.15. 1.16. “[***]” has the meaning set forth in Section 1.198.

3 1.17. “Business Day” means a day other than Saturday, Sunday, or any bank or other public holiday in Basel, Switzerland, the State of California or the Commonwealth of Massachusetts. 1.18. “C4T CoC Competing Product” has the meaning set forth in Section 3.2. 1.19. “C4T-Controlled IP” has the meaning set forth in Section 9.4.5. 1.20. “C4T-Controlled Patent Rights” has the meaning set forth in Section 9.4.5. 1.21. “C4T Existing IP” means C4T Existing Know-How and C4T Existing Patent Rights. 1.22. “C4T Existing Know-How” means, with respect to a Target, any and all Know-How, other than Background C4T Technology Know-How, that: (a) C4T (or its Affiliate) Controls (i) as of the Effective Date or (ii) after the Effective Date at any time during the Research Term, but outside of the conduct of activities under this Agreement, (b) is solely related to targeted protein degraders (as a whole) for such Target, and (c) is necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture of Commercialize DACs Directed To such Target under this Agreement. For the avoidance of doubt, C4T Existing Know- How includes any such Know-How Controlled by C4T (or its Affiliates) pursuant to C4T Third Party License Agreements entered into during the Research Term and any Existing [***] Degrader Know-How. 1.23. “C4T Existing Patent Rights” means any and all Patent Rights, other than Background C4T Technology Patent Rights, that: (a) C4T (or its Affiliate) Controls (i) as of the Effective Date or (ii) after the Effective Date at any time during the Research Term, but outside of the conduct of activities under this Agreement, (b) Cover targeted protein degraders (as a whole) for a Target, and (c) are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture of Commercialize DACs under this Agreement. The C4T Existing Patent Rights existing as of the Effective Date are listed on Exhibit 1.23. For the avoidance of doubt, C4T Existing Patent Rights also includes any such Patent Rights Controlled by C4T (or its Affiliates) pursuant to C4T Third Party License Agreements entered into during the Research Term. 1.24. “C4T IP” means C4T Know-How and C4T Patent Rights. 1.25. “C4T Key Personnel” means such employees and/or officers of C4T who lead, and provide subject matter expertise of relevance for, the Research Plan during the Research Term, which includes the following function: [***]. 1.26. “C4T Know-How” means C4T Existing Know-How and C4T’s interest in the Joint Collaboration Know-How that are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.27. “C4T Patent Rights” means C4T Existing Patent Rights and C4T’s interest in the Joint Collaboration Patent Rights that are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement.

4 1.28. “C4T Technology” means each of the following [***]. 1.29. “C4T Technology Collaboration IP” means C4T Technology Collaboration Know- How and C4T Technology Collaboration Patent Rights. 1.30. “C4T Technology Collaboration Know-How” means [***]. 1.31. “C4T Technology Collaboration Patent Rights” means any and all Patent Rights that Cover C4T Technology Collaboration Know-How. 1.32. “C4T Technology IP” means C4T Technology Know-How and C4T Technology Patent Rights. 1.33. “C4T Technology Know-How” means (a) Background C4T Technology Know-How and (b) C4T Technology Collaboration Know-How that are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.34. “C4T Technology Patent Rights” means (a) Background C4T Technology Patent Rights and (b) C4T Technology Collaboration Patent Rights that are necessary or reasonably useful to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.35. “C4T Third Party License Agreements” means any agreement (including license agreements) between C4T (or any of its Affiliates) and a Third Party under which a Third Party grants to C4T (or any of its Affiliates) a license or other rights with respect to any Know-How or Patent Rights that are (or, with respect to any such agreements executed after the Effective Date, would be) included in the C4T IP or C4T Technology IP and are necessary or reasonably useful for the Exploitation of, any DAC or Product under this Agreement. The C4T Third Party License Agreements existing as of the Effective Date are listed in Exhibit 1.35, which shall be updated from time to time to include C4T Third Party License Agreements executed after the Effective Date and during the Research Term. 1.36. “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1, or October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1, or October 1 after the Effective Date, and the last Calendar Quarter of the Term shall end on the last day of the Term. 1.37. “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs, and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term. 1.38. “Challenge” means a claim by a Third Party of invalidity, unpatentability (including any Third Party-filed observations, reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and related appeals, and other similar

5 proceedings brought by a Third Party), unenforceability or non-infringement (or non- misappropriation) of a Patent Right. 1.39. “Change of Control” means, with respect to a Party, (a) the acquisition by any Third Party of beneficial ownership of fifty percent (50%) or more of the then outstanding common shares or voting power of such Party, other than acquisitions by employee benefit plans sponsored or maintained by such Party; (b) the consummation of a business combination involving such Party, unless, following such business combination, the stockholders of such Party immediately prior to such business combination beneficially own directly or indirectly more than fifty percent (50%) of the them outstanding common shares or voting power of the entity resulting from such business combination; or (c) the sale of all or substantially all of such Party’s assets or business relation to the subject matter of this Agreement. For clarity, a change in ownership as the result of financial transactions shall not quality as a Change of Control. 1.40. “Clinical Trial” means a Phase I Trial, Phase II Trial, Phase III Trial, or post-approval clinical trial. 1.41. “Collaboration” means the conduct of the Research Programs under this Agreement. 1.42. “Combination Product” means [***]. All references to Product in this Agreement shall be deemed to include Combination Product other than all references to Product in this Section 1.42. 1.43. “Commercialize” means to promote, market, distribute, sell, offer for sale, have sold and provide product support for a product, including a Product. “Commercializing” and “Commercialization” shall have correlative meanings. 1.44. “Commercially Reasonable Efforts” means, with respect to a Party and a DAC or Product, the level of efforts consistent with the efforts such Party devotes to a pharmaceutical compound or product that it has under a similar stage of research, development, or commercialization, as applicable, in a similar area with similar market potential and similar strategic value in its portfolio, taking into account its safety and efficacy, its cost to research, develop, and commercialize, its proprietary position, the likelihood of Regulatory Approval and product reimbursement, anticipated profitability, return on investment, and other regulatory, technical, legal, scientific, medical, or commercial factors, all in the context of other internal and external competitive products in development or on the market (including other products such Party may have in its portfolio), provided that with respect to C4T, such efforts will be at least consistent with those a similarly situated biotechnology company (on its own or acting through any of its affiliates, sublicensees or subcontractors) would use to accomplish a similar task or obligation under similar circumstances. It is understood that the level of Commercially Reasonable Efforts may change from time to time based upon regulatory, technical, legal, scientific, medical, or commercial factors. 1.45. “Competing Product” has the meaning set forth in Section 3.1. 1.46. “Compulsory Sublicense” means, with respect to a particular Product in a particular country, a license or sublicense granted to a Third Party (each such Third Party, a “Compulsory Sublicensee”), through the order, decree, or grant of a governmental authority having competent jurisdiction (other than pursuant to an intellectual property infringement or misappropriation

6 claim), authorizing such Compulsory Sublicensee to make, use, sell, offer for sale, import, or export a Product in such country. 1.47. “Compulsory Sublicensee” has the meaning set forth in Section 1.46. 1.48. “Confidential Information” has the meaning set forth in Section 10.1. 1.49. “Control” (including variations such as “Controlled” and the like) means, (a) with respect to Patent, Know-How, or any other intellectual property right, the rightful possession of the ability to grant a license, sublicense, or other right to exploit such Patent, Know-How or other intellectual property right or (b) with respect to proprietary materials, the rightful possession of the ability to provide such proprietary materials to the other Party, in each case ((a) or (b)), (i) as contemplated herein, without violating the terms of any agreement with any Third Party and (ii) other than by operation of the terms of this Agreement, including the license granted herein. Notwithstanding anything to the contrary in this Agreement, the following shall not be deemed to be Controlled by C4T (or its Affiliates): (A) any materials, Know-How or intellectual property right owned or licensed by any Acquiring Entity immediately prior to the effective date of the transaction making such Third Party an Acquiring Entity but expressly excluding any Know-How and Patent Rights licensed to C4T by such Acquiring Entity prior to such Third Party becoming an Acquiring Party, and (B) any materials, Know-How or intellectual property right that any Acquiring Entity subsequently develops without accessing or practicing the C4T Technology or any Confidential Information within the C4T IP. 1.50. “Cover”, “Covering” or “Covered” means, with respect to a claim of a Patent Right and in reference to a particular Product (whether alone or in combination with one or more ingredients), Invention or other subject matter, that the manufacture, use, sale, offer for sale, or import of such Product, Invention or other subject matter in a country would, but for ownership thereof or a license granted in this Agreement thereunder, infringe such claim in the applicable country on the date of sale. 1.51. “CPA Firm” has the meaning set forth in Section 8.10.2. 1.52. “Cure Period” has the meaning set forth in Section 14.2.1. 1.53. “Data Package” has the meaning set forth in Section 4.1.4. 1.54. “Degrader” means, with respect to a Target, [***]. 1.55. “Degrader-Antibody Conjugate” or “DAC” means [***]. 1.56. “Degrader Candidate” has the meaning set forth in Section 4.2.1. 1.57. “Degrader Payload” means, [***]. 1.58. “Degrader Payload Candidate” has the meaning set forth in Section 4.2.2. 1.59. “Develop” means to research, develop, analyze, test and conduct preclinical, clinical and all other regulatory trials for a compound or product, including a Degrader, Degrader Payload, DAC or Product, including (a) activities to design, characterize, generate, synthesize, produce, validate and optimize Degraders, Degrader Payloads and DAC, as well as activities to modify,

7 enhance and improve Products, and (b) activities pertaining to manufacturing development, formulation development, manufacturing scale-up and lifecycle management, including new indications, new formulations, combinations and all other activities related to securing and maintaining Regulatory Approval for a compound or product, including pre- and post-Regulatory Approval regulatory activities in connection with a product. “Developing” and “Development” shall have correlative meanings. 1.60. “Development Milestone Payment” has the meaning set forth in Section 7.5. 1.61. “Directed To” means, with regard to [***]. 1.62. “Disclosing Party” has the meaning set forth in Section 10.1. 1.63. “Disposition Transaction” has the meaning set forth in Section 7.8. 1.64. “Dispute” has the meaning set forth in Section 15.1. 1.65. “Divestiture” means, with respect to a Competing Product: (a) the divestiture of such Competing Product through (i) an outright sale or assignment of all material rights in such Competing Product to a Third Party, (ii) an exclusive out-license to a Third Party of all development and commercialization rights with respect to such Competing Product, with no further material role, influence or authority of the applicable Party, directly or indirectly, with respect to such Competing Product, or (iii) a combination of the transactions contemplated by the foregoing clauses (i) and (ii); or (b) the complete cessation of all development and commercialization activities with respect to such Competing Product during the Exclusivity Period. For clarity, subject to the preceding sentence, the right of the applicable Party to receive royalties, milestones or other payments in connection with an acquirer’s, assignee’s or licensee’s Development or Commercialization of a Competing Product pursuant to subsection (a) above shall not, in and of itself, be deemed to disqualify the applicable sale, assignment or license from constituting such a Divestiture. When used as a verb, “Divest” and “Divested” means to cause or have caused a Divestiture. 1.66. “Distress Notice” has the meaning set forth in Section 4.8.1. 1.67. “Distress Remediation Plan” has the meaning set forth in Section 4.8.1. 1.68. “Distress Trigger Event” has the meaning set forth in Section 4.8.1. 1.69. “Dollar” or “$” means United States dollars. 1.70. “[***]” means [***] 1.71. “Effective Date” means April 8, 2026 1.72. “EMA” means the European Medicines Agency, or any successor entity thereto performing similar functions. 1.73. “Escalation Notice” has the meaning set forth in Section 15.1. 1.74. “European Union” or “EU” means (a) the United Kingdom, and (b) the organization of member states of the European Union, as it may be constituted from time to time during the Term.

8 1.75. “Excluded Claim” has the meaning set forth in Section 15.2.3. 1.76. “Exclusivity Period” means, on a Target-by-Target basis, the period (a) with respect to each Initial Target, commencing on the Effective Date and (b) with respect to the Option Target, commencing on the date that (after Roche has provided the Proposed Option Target Notice) Roche has received written notice from C4T that the Option Target is Available, and, in each case ((a) and (b)) ending upon the earlier of (i) [***] and (ii) such Target’s becoming a Terminated Target. 1.77. “Existing [***] Degrader IP” means Existing [***] Degrader Know-How and Existing [***] Degrader Patent Rights. 1.78. “Existing [***] Degrader Know-How” means any C4T Existing Know-How that is solely and exclusively related to Degraders Directed To [***] made pursuant to the Prior Agreement. 1.79. “Existing [***] Degrader Patent Rights” means any C4T Existing Patent Rights solely and exclusively related to Degraders Directed To [***] made pursuant to the Prior Agreement. 1.80. “Expert” means a person who has no less than ten (10) years of relevant experience in the pharmaceutical industry and has occupied at least one (1) senior position within a large pharmaceutical company and who is fluent in the English language, excluding any current or former employee or consultant of either Party. 1.81. “Exploit” means to make, have made, use, import, sell, offer to sell, have sold, research, Develop, Manufacture, Commercialize, and otherwise exploit. “Exploitation” shall have a correlative meaning. 1.82. “FDA” means the US Food and Drug Administration, or any successor entity thereto performing similar functions. 1.83. “Field” means any and all uses. 1.84. “Filing” means the acceptance for filing of an application by the FDA as defined in the Federal Food Drug and Cosmetic Act of 1938, 21 U.S.C., §§ 301 et seq. and applicable regulations, or the equivalent application to the equivalent agency in any other country or group of countries, the official approval of which is required before any lawful sale or marketing of Products. 1.85. “Financial Due Diligence” means the analysis by Roche’s financial experts of (a) C4T’s credibility of business plans, burn rate and cash flow and (b) other financial matters under C4T’s direct control that are relevant to C4T’s ability to complete its activities under the Research Plan. 1.86. “First Commercial Sale” means, with respect to a particular Product in a given country, the first invoiced commercial sale to a Third Party of such Product following receipt of any Regulatory Approval required in such country for the sale of such Product (or if no such Regulatory Approval is required, the date of the first invoiced commercial sale to a Third Party of such Product) by or under authority of Roche or its Affiliates or Sublicensee(s) hereunder, which sale is included in the calculation of Net Sales for such Product. First Commercial Sale shall not include any sales made for the applicable Product in the applicable country for compassionate use or named patient sales.

9 1.87. “First Commercial Sale Milestone Payment” has the meaning set forth in Section 7.5. 1.88. “FTE” means a full-time equivalent person-year, based upon a total of no less than one thousand six hundred and seventy-two (1,672) working hours per year, undertaken in connection with the conduct of activities under additional support provided by C4T under Section 4.3.2, but excluding Included C4T Support. In no circumstance can the work of any given person exceed one (1) FTE. 1.89. “FTE Rate” means the amount of [***] per FTE per annum (as of the Effective Date), on a fully burdened cost basis, to be pro-rated on a daily basis if necessary (per annum amount to be divided by 225 to produce the rate per whole day consisting of at least 7.43 hours), [***]. 1.90. “Generic Product” means, with respect to a Product in a particular regulatory jurisdiction or country, as applicable: a product that is not produced, licensed or owned by Roche, its Affiliate or Sublicensee, but which, for clarity may be produced by a Compulsory Sublicensee, and is, determined by the relevant Regulatory Authority for the given country or jurisdiction, pursuant to an abbreviated approval process (including as set forth in 42 U.S.C. § 262), to be highly similar with respect to such Product and, therefore, substitutable or interchangeable with such Product, notwithstanding minor differences in clinically inactive components, and with no clinically meaningful differences between the Generic Product and such Product in terms of the safety, purity and potency. For countries or jurisdictions where no explicit biosimilar regulations exist, Generic Product includes products that have been deemed to be a Generic Product by a Regulatory Authority in another country or jurisdiction. 1.91. “GLP” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the US Federal Food, Drug, and Cosmetic Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good laboratory practice as are required by any Regulatory Authority in such country. 1.92. “GLP Toxicology Study” means, with respect to a Product, an in vivo toxicology study that (a) is conducted in compliance with GLP and (b) has been designed in expectation that the results may support establishment of a safe Initiation of a Clinical Trial. 1.93. “Included C4T Support” has the meaning set forth in Section 4.3.2. 1.94. “IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. § 312 before the commencement of clinical trials of a pharmaceutical product, or any comparable filing with any relevant Regulatory Authority in any other jurisdiction. 1.95. “Indemnified Party” has the meaning set forth in 13.1.1. 1.96. “Indemnifying Party” has the meaning set forth in 13.1.1. 1.97. “Indemnitee” has the meaning set forth in Section 13.1.2. 1.98. “Indemnitor” has the meaning set forth in Section 13.1.2.

10 1.99. “Indication” means a distinct type of disease or medical condition in humans and, specifically with respect to oncology, a distinct tumor type or hematological malignancy and not a different line of therapy or combination within a given tumor type or malignancy, to which a Product is directed and eventually approved. To distinguish one Indication from another Indication, the two Indications have to be (a) listed in two different blocks of the 10010 in the International Classification of Diseases (ICD) (as a way of example, any neoplasm under C15 is in a different block from any neoplasm under block C16, whereas C15.0 and C15.1 belong to the same block) and (b) developed by Roche under separate Clinical Trials. 1.100. “Indirect Tax” has the meaning set forth in Section 8.8. 1.101. “Information Security Incident” has the meaning set forth in Section 10.8.1. 1.102. “Infringement” has the meaning set forth in Section 9.5.1. 1.103. “Initial C4T Technology Collaboration Patent Right Filings” has the meaning set forth in Section 9.4.5. 1.104. “Initial Roche-Controlled Patent Right Filings” has the meaning set forth in Section 9.4.4. 1.105. “Initial Target” means [***]. 1.106. “Initiation”, “Initiated” or “Initiate” means, with respect to (a) a Clinical Trial, the first dosing of the first human subject in such Clinical Trial with the Product being studied under such Clinical Trial and (b) a GLP Toxicology Study, the first dosing of the animal in such GLP Toxicology Study with the Product studied under such GLP Toxicology Study. 1.107. “Invention” means any Know-How, whether or not patentable, in each case that is first conceived, discovered, invented, made or conceived and reduced to practice by or on behalf of a Party (or their respective Affiliates) (whether solely by or on behalf of a Party (or its Affiliate) or jointly by or on behalf of the Parties (or their respective Affiliates)) pursuant to the conduct of activities under a Research Program or [***]. 1.108. “Inventor Remuneration” has the meaning set forth in Section 9.4.11. 1.109. “Inventory” means, with respect to a Degrader, Degrader Payload, DAC or Product, as applicable, all clinical and non-clinical grade drug product, active pharmaceutical ingredients, intermediates, and raw materials for the manufacture of a Degrader, Degrader Payload, DAC or Product (a) owned by C4T as of the Effective Date or (b) owned by Roche, as of the effective date of termination, as applicable. 1.110. “Joint Collaboration IP” means Joint Collaboration Know-How and Joint Collaboration Patent Rights. 1.111. “Joint Collaboration Know-How” means any and all Inventions other than Roche Collaboration DAC Know-How, Roche Collaboration TBM Know-How or C4T Technology Collaboration Know-How, that are directed to (a) Degraders (as a whole) or (b) Degrader Payloads (as a whole) or (c) Levers. For clarity, Joint Collaboration Know-How does not include Roche Existing Know-How, C4T Existing Know-How, or Background C4T Technology Know-How.

11 1.112. “Joint Collaboration Patent Rights” means any and all Patent Rights to the extent Covering Joint Collaboration Know-How. For clarity, Joint Collaboration Patent Rights do not include Roche Existing Patent Rights, Background C4T Technology Patent Rights, Roche Collaboration TBM Patent Rights, Roche Collaboration DAC Patent Rights, or C4T Technology Collaboration Patent Rights. 1.113. “Joint Research Committee” or “JRC” has the meaning set forth in Section 5.1.1. 1.114. “JRC Chair” has the meaning set forth in Section 5.1.2. 1.115. “Know-How” means all non-public information (including information regarding discovery, development, marketing, pricing, distribution, cost, sales, and manufacturing), inventions (whether or not patentable), improvements, practices, formulas, trade secrets, techniques, methods, procedures, knowledge, results, data (including pharmacological, toxicological, pharmacokinetic, pre-clinical and clinical information and test data, pre-clinical data, clinical data, related reports, structure-activity relationship data, statistical analysis, and analytical and quality control data), protocols, processes, models, and designs. Know-How shall not include any Patent Rights. 1.116. “Launch Quarter” has the meaning set forth in Section 7.7.2(b). 1.117. “Lever” means, [***]. 1.118. “License” has the meaning set forth in Section 2.2.1. 1.119. “License Notice” has the meaning set forth in Section 2.5. 1.120. “Licensed IP” has the meaning set forth in Section 2.2.1. 1.121. “Licensed Know-How” means the Know-How within the Licensed IP. 1.122. “Licensed Patent Right” means a Patent Right within the Licensed IP. The Licensed Patent Rights existing as of the Effective Date are listed in Exhibit 1.122. 1.123. “LIGo” means that, after C4T has completed Stage 1 activities under the Research Plan for a Target pursuant to Section 4.1.4, Roche decides to progress to the next stage of the Research Plan, Stage 2. 1.124. “LIGo Fee” has the meaning set forth in Section 7.3. 1.125. “LIGo Notice” has the meaning set forth in Section 4.2.1. 1.126. “LIGo Notice Period” has the meaning set forth in Section 4.2.1. 1.127. “Linker” means [***]. 1.128. “LOGo” means that, after C4T has completed Stage 2 activities under the Research Plan for a Target pursuant to Section 4.1.4, Roche decides to take over the program for such Target as contemplated under this Agreement. 1.129. “LOGo Fee” has the meaning set forth in Section 7.4.

12 1.130. “LOGo Notice” has the meaning set forth in Section 4.2.2. 1.131. “LOGo Notice Period” has the meaning set forth in Section 4.2.2. 1.132. “Loss” has the meaning set forth in Section 13.1.1. 1.133. “Manufacture” means, with respect to a compound or product, including a Degrader, Degrader Payload, DAC or Product, the receipt, handling and storage of active pharmaceutical ingredients, pro-drugs and other materials, the manufacturing, processing, formulation, packaging and labeling (excluding the development of packaging and labeling components for Regulatory Approval, which activities shall be considered Development activities), holding (including storage), quality assurance and quality control testing (including release and stability) of such compound or product (other than quality assurance and quality control related to development of the manufacturing process, which activities shall be considered Development activities) and shipping of such compound or product. “Manufacturing” shall have a correlative meaning. 1.134. “Negotiation Period” has the meaning set forth in Section 7.8. 1.135. “Net Sales” means, [***]. 1.136. “Option Exercise Fee” has the meaning set forth in Section 7.2. 1.137. “Option Target” means a target that is specified, nominated, Available and becomes a Target under Section 4.6. 1.138. “Other Active” has the meaning set forth in Section 1.42. 1.139. “Other IP” means Roche’s or its Affiliates’ rights in any Inventions that (a) are necessary to Exploit the Degraders or Degrader Payload, and (b) are not included in any Other Know-How Definition in this Agreement, as well as Patent Rights Covering such Know-How. 1.140. “Other Know-How Definition” means any or all of the definitions of C4T Technology Collaboration Know-How, Joint Collaboration Know-How, Roche Collaboration DAC Know- How, and Roche Collaboration TBM Know-How. 1.141. “Party” means C4T or Roche, as the case may be, and “Parties” means C4T and Roche collectively. 1.142. “Patent Coordination Team” has the meaning set forth in Section 9.4.1. 1.143. “Patent Rights” means a patent or patent application, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, divisionals, continuations, continuations-in- part, and the like of any such patent or patent application, and foreign equivalents of any of the foregoing. 1.144. “Payment Rights” has the meaning set forth in Section 7.8. 1.145. “Peptide” means [***].

13 1.146. “Person” means any individual, partnership, joint venture, limited liability C4T, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein. 1.147. “Phase I Trial” means a human clinical trial that would satisfy the requirements of 21 C.F.R. § 312.21(a) (or an equivalent thereof in a country other than the US). 1.148. “Phase II Trial” means a human clinical trial that would satisfy the requirements of 21 C.F.R. § 312.21(b) (or an equivalent thereof in a country other than the US). 1.149. “Phase III Trial” means a human clinical trial that (a) would satisfy the requirements of 21 C.F.R. § 312.21(c) (or an equivalent thereof in a country other than the US) or is otherwise intended to be a pivotal trial to support a regulatory filing for Regulatory Approval of the product that is the subject of such trial or (b) is otherwise designed to collect the definitive evidence of such product’s safety and efficacy sufficient (dependent upon the outcome of such clinical trial) for Regulatory Approval. 1.150. “Price Reduction Subject Product” means any Product that becomes eligible for drug price negotiation or modification (a) under the Inflation Reduction Act of 2022, as amended from time to time, in the US, or any other US federal price control, negotiation or reduction mechanism, including “most favored nation” pricing requirements, executive orders or regulations mandating price parity with foreign markets imposed by federal programs or agencies, or any successor legislation or policy initiative that imposes government-mandated pricing constraints on pharmaceutical products in the United States, whether implemented through statute, regulation, executive action or administrative policy or (b) under a foreign equivalent of the Inflation Reduction Act in any other regulatory jurisdiction. 1.151. “Prior Agreement” means the Amended and Restated License Agreement entered into by and between C4T and Roche dated as of December 20, 2018, as amended by the First Amendment to Amended and Restated License Agreement by and between C4T and Roche dated as of November 12, 2020 and the Second Amendment to Amended and Restated License Agreement by and between C4T and Roche dated as of December 22, 2023. 1.152. “Product” means [***]. 1.153. “Product Trademark” has the meaning set forth in Section 9.4.13. 1.154. “Proposed Option Target” has the meaning set forth in Section 4.6.1. 1.155. “Proposed Option Target Notice” has the meaning set forth in Section 4.6.1. 1.156. “Prosecute and Maintain” (including variations such as “Prosecution and Maintenance” and the like) means, with respect to a particular Patent Right, the preparation, filing, prosecution, and maintenance, including any supplemental examinations, reexaminations, reissues, applications for patent term adjustments and extensions, supplementary protection certificates, and the like with respect to that Patent Right, together with petitioning for and conduct of interferences and derivation proceedings, and the defense or settlement of the same or any other Challenge with respect to that Patent Right.

14 1.157. “Publication” has the meaning set forth in Section 11.6. 1.158. “Receiving Party” has the meaning set forth in Section 10.1. 1.159. “Regulatory Approval” means, with respect to a pharmaceutical product in a country or jurisdiction, any approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations by a Regulatory Authority, necessary for the commercial sale of such product in such country. 1.160. “Regulatory Authority” means any federal, national, multinational, state, provincial, or local regulatory agency, department, bureau, or other governmental entity with authority over the development, manufacturing, commercialization, or other use or exploitation (including the granting of Regulatory Approvals) of pharmaceutical products in any jurisdiction, including the FDA and EMA. 1.161. “Regulatory Documentation” means all (a) applications for Regulatory Approvals and other regulatory filings, registrations, licenses, authorizations, and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes, official contact reports, advice, and scientific advisory packages) and all supporting documents with respect thereto, including all regulatory drug lists, drug master files, drug dossiers, adverse event files, and complaint files, and (c) data, including all information that is made, collected, or otherwise generated pursuant to a clinical trial, contained or relied upon in any of the foregoing (including data related to manufacturing), in each case ((a) through (c)), relating to a Product. 1.162. “Related Party” means each of Roche, its Affiliates, and their respective Sublicensees, as applicable. 1.163. “Relative Commercial Value” has the meaning set forth in Section 1.189.2. 1.164. “Release” has the meaning set forth in Section 11.2. 1.165. “Research Plan” means the research plan describing, on a Target-by-Target basis, the preclinical research up to and including the identification and characterization of Degrader Payload Candidates as the basis for LOGo, as amended or updated from time to time by the JRC. The initial Research Plan for the Initial Targets is attached hereto as Exhibit 1.165. 1.166. “Research Program” means each of the following research programs to Develop Degrader Payload Candidates hereunder: (a) the research program for each Initial Target; and (b) the research program for the Option Target, if any are optioned by Roche in accordance with Section 4.6, in each case as set forth in the applicable Research Plan. 1.167. “Research Program Discontinuance Notice” has the meaning set forth in Section 4.7.2. 1.168. “Research Term” means, with respect to each Target, the period during which the activities under the Research Plan with respect to such Target shall be conducted, commencing on the Effective Date (or with respect to the Option Target, the date on which the JRC has approved the updated Research Plan and Roche pays the Option Exercise Fee) and continuing until the earliest of (a) completion of all activities under the Research Plan, delivery of all Data Packages

15 as set forth in Section 4.1.4 for such Target and completion of the last applicable Technology Transfer Plan, (b) termination of this Agreement with respect to such Target, and (c) the [***] anniversary of the Effective Date. 1.169. “Research Termination Date” has the meaning set forth in Section 4.7.2. 1.170. “Residuals” has the meaning set forth in Section 10.6. 1.171. “Reversion License” has the meaning set forth in Section 14.3.2(a). 1.172. “Roche Collaboration DAC IP” means Roche Collaboration DAC Know-How and Roche Collaboration DAC Patent Rights. 1.173. “Roche Collaboration IP” has the meaning set forth in Section 9.2.2. 1.174. “Roche Collaboration DAC Know-How” means [***]. Roche Collaboration DAC Know-How does not include Roche Collaboration TBM Know-How, Joint Collaboration Know- How, C4T Technology Collaboration Know-How, Roche Existing Know-How, Background C4T Technology Know-How, or C4T Existing Know-How. 1.175. “Roche Collaboration DAC Patent Rights” means any and all Patent Rights to the extent Covering Roche Collaboration DAC Know-How. Roche Collaboration DAC Patent Rights do not include Roche Collaboration TBM Patent Rights, Joint Collaboration Patent Rights, C4T Technology Collaboration Patent Rights, Roche Existing Patent Rights, Background C4T Technology Patent Rights, or C4T Existing Patent Rights. 1.176. “Roche Collaboration TBM IP” means Roche Collaboration TBM Know-How and Roche Collaboration TBM Patent Rights. 1.177. “Roche Collaboration TBM Know-How” means [***]. 1.178. “Roche Collaboration TBM Patent Rights” means any and all Patent Rights to the extent Covering any Roche Collaboration TBM Know-How. 1.179. “Roche-Controlled Patent Rights” has the meaning set forth in Section 9.4.4. 1.180. “Roche-Controlled IP” has the meaning set forth in Section 9.4.4. 1.181. “Roche Existing IP” means Roche Existing Know-How and Roche Existing Patent Rights. 1.182. “Roche Existing Know-How” means any and all Know-How that (a) Roche Controls either (i) as of the Effective Date or (ii) after the Effective Date, but outside of the conduct of activities under this Agreement, (b) [***], and (c) are necessary to conduct research in accordance with the Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.183. “Roche Existing Patent Rights” means any and all Patent Rights that (a) Roche Controls either (i) as of the Effective Date or (ii) after the Effective Date, but outside of the conduct of activities under this Agreement, (b) [***], and (c) are necessary to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this

16 Agreement. The Roche Existing Patent Rights as of the Effective Date are set forth in Exhibit 1.183. 1.184. “Roche IP” means Roche Know-How and Roche Patent Rights. 1.185. “Roche Know-How” means the Roche Existing Know-How, the Roche Collaboration TBM Know-How, and Roche Collaboration DAC Know-How. 1.186. “Roche Patent Rights” means the Roche Existing Patent Rights, the Roche Collaboration TBM Patent Rights, and Roche Collaboration DAC Patent Rights that are necessary to conduct research in accordance with a Research Plan or to Develop, Manufacture or Commercialize DACs under this Agreement. 1.187. “Roche Target Option” has the meaning set forth in Section 4.6.1. 1.188. “Royalty Term” has the meaning set forth in Section 7.7.3. 1.189. “Sales” means, for a Product in a particular period, the sum of 1.189.1, and 1.189.2. 1.189.1. [***] 1.189.2. [***] 1.190. “Segregate” means, with respect to a Competing Product, to use commercially reasonable efforts to segregate the research, development, and commercialization activities relating to such Competing Product from research, development and commercialization activities with respect to Products under this Agreement, including ensuring that: (a) no personnel involved in performing the research, development or commercialization, as applicable, of such Competing Product have access to non-public plans or non-public information relating to the research, development or commercialization of Products or any other relevant Confidential Information of Roche; and (b) no personnel involved in performing the research, development or commercialization of Products have access to non-public plans or information relating to the research, development or commercialization of such Competing Product; provided, that, in either case of (a) or (b), senior management personnel may review and evaluate plans and information regarding the research, development and commercialization of such Competing Product, solely in connection with monitoring the progress of products including portfolio decision-making among product opportunities. 1.191. “Selected Degrader Chemical Series” has the meaning set forth in Section 4.2.1. 1.192. “Stage” has the meaning set forth in Section 4.1.2. 1.193. “Stage 1” has the meaning set forth in Section 4.1.2. 1.194. “Stage 1 Data Package” has the meaning set forth in Section 4.1.4. 1.195. “Stage 2” has the meaning set forth in Section 4.1.2. 1.196. “Stage 2 Data Package” has the meaning set forth in Section 4.1.4.

17 1.197. “Sublicensee” means any Third Party, other than a Compulsory Sublicensee or distributor, to which Roche or its Affiliate (a) grants any sublicense or option to obtain a sublicense under the licenses and rights granted to Roche in Section 2.2.1, in each case to Exploit Degraders, Degrader Payloads, DACs or Products or (b) assigns or grants any license, sublicense or similar right, or option to obtain an assignment, license, sublicense or similar right, under the Roche IP or Roche’s interest in the Joint Collaboration IP, in each case that includes the right to Exploit Degraders, Degrader Payloads, DACs or Products. Any Sublicensee described in clause (b) above that receives an assignment, or option to obtain an assignment, of the Roche IP or Roche’s interest in the Joint Collaboration IP, but no license or sublicense under the rights granted to Roche in Section 2.2.1, the Roche IP or the Joint Collaboration IP, may also be referred to as “Assignees.” 1.198. “Target” means [***]. 1.199. “[***]” or “TBM” means [***]. 1.200. “Tech Transfer Period” has the meaning set forth in Section 4.3.1. 1.201. “Technology Transfer” has the meaning set forth in Section 4.3.1. 1.202. “Technology Transfer Plan” has the meaning set forth in Section 4.3.1. 1.203. “Term” has the meaning set forth in Section 14.1. 1.204. “Terminated Research Program” has the meaning set forth in Section 4.7.2. 1.205. “Terminated Target” has the meaning set forth in Section 4.7.2. 1.206. “Territory” means worldwide. 1.207. “Tether” means [***]. 1.208. “Third Party” means any entity or individual person other than a Party or any of its Affiliates. 1.209. “Third Party Acquisition” has the meaning set forth in Section 3.3. 1.210. “Third Party Claim” has the meaning set forth in Section 13.1.1. 1.211. “Transfer Notice” has the meaning set forth in Section 4.8.2. 1.212. “US” means the United States of America and its territories and possessions. 1.213. “Valid Claim” means [***]. ARTICLE 2 LICENSES 2.1. Research Licenses. 2.1.1. Grant to C4T. During the Research Term, Roche agrees to grant to C4T, and hereby grants to C4T, a non-exclusive right and license under the Roche IP, with the right to grant sublicenses solely to C4T’s Affiliates and Third Party Authorized Subcontractors in accordance with Section 2.3, to perform the activities allocated to C4T under the Research Plan.

18 2.1.2. Grant to Roche. During the Research Term, C4T agrees to grant to Roche, and hereby grants to Roche, a non-exclusive right and license under the C4T Existing IP and C4T Technology IP, with the right to grant sublicenses solely to Roche’s Affiliates and Third Party permitted subcontractors in accordance with Section 2.3, to perform the activities allocated to Roche under the Research Plan. 2.2. Exclusive License to Roche. 2.2.1. License Grant. Effective as of the Effective Date (or, with respect to the Option Target, as of the date that Roche has received written notice from C4T that the Option Target is Available and paid the Option Exercise Fee), C4T, on behalf of itself and its Affiliates, hereby grants Roche, on a Target-by-Target basis, an exclusive (even as to C4T, except as set forth in Section 2.1 and Section 2.4), royalty-bearing license, including the right to grant sublicenses through multiple tiers in accordance with Section 2.2.2, under (a) the C4T IP for such Target, and (b) C4T Technology Patent Rights Covering, and the C4T Technology Know-How related to, the C4T Technology used in the Degrader Payloads for such Target, in each case ((a) and (b)) to research, have researched, develop, have developed, register, have registered, use, have used, make, have made, distribute, have distributed, sell and have sold or otherwise Exploit Products for such Target in the Field in the Territory (the “License”, and the Patent Rights and Know-How under (a) and (b), collectively, the “Licensed IP”). [***]. 2.2.2. Sublicenses. Roche shall have the right to grant sublicenses (through multiple tiers) under the license set forth in Section 2.2.1 to its Affiliates and to Third Parties, provided that such sublicenses are (a) in writing and subject to and consistent with Section 2.2.1 and this Section 2.2.2 and (b) Roche shall remain responsible for each Sublicensee’s (other than any Assignee) compliance with the applicable provisions of this Agreement in connection with such performance. In addition, Roche shall provide C4T with written notice of any and all agreements pursuant to which [***] grants a Third Party a sublicense under the license set forth in Section 2.2.1 that includes rights to Exploit any Degrader, DAC or Product in [***], within [***] after execution of such agreement. For the purpose of this Section 2.2.2, [***]. 2.3. Subcontracting. 2.3.1. Authorized Subcontractors. Roche shall have the right to subcontract any of its activities under this Agreement to one or more Third Parties. C4T shall not subcontract, without Roche’s consent, any activity under the Research Plan to a Third Party, other than to the applicable Authorized Subcontractor. The activities performed by an Authorized Subcontractor on behalf of C4T shall be performed pursuant to a written subcontract specifying the work to be subcontracted and containing provisions consistent with the applicable terms and conditions of this Agreement, including with respect to confidentiality and intellectual property. C4T shall also provide Roche the opportunity to review any draft and final reports prepared by such Authorized Subcontractor for C4T regarding the Degraders, Degrader Payloads, DACs or Products. 2.3.2. Performance. Each Party will be responsible for (and liable to) the other Party for any act or omission by such Party’s subcontractors in connection with such subcontractors’ performance of such Party’s activities pursuant to this Agreement and for any failure by its subcontractors to comply with the restrictions, limitations and obligations set forth in this

19 Agreement as if such performance or failure of such subcontractors were the performance or failure of such Party under this Agreement. 2.4. Retained Rights. Notwithstanding the scope of the exclusive licenses granted to Roche under Section 2.2, C4T shall retain the rights under the Licensed IP to conduct its activities under this Agreement, including to perform C4T’s activities under and in accordance with the Research Plan(s) and to conduct any additional Development activities hereunder requested by Roche and agreed to by C4T in accordance with this Agreement. For clarity, C4T also retains the right to use and grant or authorize sublicenses under the Licensed IP with respect to any target that is not a Target and for any and all other uses not exclusively licensed to Roche hereunder. 2.5. C4T Third Party License Agreements. During the Research Term, C4T shall inform Roche or its representatives in the Patent Coordination Team each time C4T considers entering into a C4T Third Party License Agreement. Prior to signing and closing of such C4T Third Party Agreement, C4T shall share with the Patent Coordination Team, the terms of such contemplated C4T Third Party License Agreement for the purpose of evaluating Roche’s interest in negotiating the inclusion of Roche as a sublicensee under such C4T Third Party License Agreement. 2.6. No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patent Rights or other intellectual property rights of the other Party (either expressly or by implication or estoppel). ARTICLE 3 EXCLUSIVITY 3.1. Exclusive Efforts. On a Target-by-Target basis, during the Exclusivity Period for such Target, C4T shall not, itself or through or with any of its Affiliates, directly or indirectly, Develop, Manufacture or Commercialize any Competing Product nor authorize, support or grant any Third Party rights or licenses to Develop, Manufacture or Commercialize any Competing Product Directed To such Target, in each case other than activities with respect to Degraders, Degrader Payloads, DACs and Product in accordance this Agreement or the Prior Agreement. As used herein, “Competing Product” means, [***]. 3.2. Exceptions for Change of Control of C4T. Notwithstanding the provisions of Section 3.1, if C4T undergoes a Change of Control with a Third Party who owns or has rights to a Competing Product to a Target that is in Development or being Manufactured or Commercialized by such Third Party (including any Acquiring Entity), in each case, as of the date of the consummation of the Change of Control or at any time thereafter during the Exclusivity Period for such Target (a “C4T CoC Competing Product”), then C4T (and its Affiliates) shall not be in breach of the provisions of Section 3.1 as a result of the Development, Manufacture or Commercialization of such C4T CoC Competing Product; provided that (a) such activities are conducted independently of the activities under this Agreement (including maintaining separate lab notebooks) and without use of any C4T IP or C4T Technology IP, (b) no Confidential Information of Roche is provided to, or shared with, any personnel working on the C4T CoC Competing Product, and (c) C4T Segregates such C4T CoC Competing Product from the Research Program for the same Target, in each case ((a)-(c)) during the Exclusivity Period.

20 3.3. Exceptions for Acquisitions by C4T. Notwithstanding the provisions of Section 3.1, if C4T or any of its Affiliates acquires a Third Party or a portion of the business of a Third Party (whether by merger or acquisition of all or substantially all of the stock or of all or substantially all of the assets of such Third Party or of any operating or business division of such Third Party or similar transaction) (a “Third Party Acquisition”) that is, prior to such acquisition, researching, Developing, Manufacturing or Commercializing a Competing Product where such activities, if conducted by C4T or its Affiliates, would constitute a breach of Section 3.1, then C4T shall not be in breach of Section 3.1 as a result of such Third Party Acquisition; provided, that C4T Divests such Competing Product during the Exclusivity Period in accordance with this Section 3.3. C4T shall: (a) Segregate such Competing Product until such Competing Product is Divested or the Exclusivity Period expires, whichever is earlier; and (b) Divest such Competing Product within [***] after the closing of such Third Party Acquisition. ARTICLE 4 RESEARCH COLLABORATION 4.1. Conduct of the Research Collaboration. 4.1.1. Scope. During the Research Term, each of Roche and C4T shall use Commercially Reasonable Efforts to conduct the Collaboration activities assigned to such Party in accordance with the Research Plan. C4T shall be responsible for conducting all activities under the Research Plan, except for any activities allocated to Roche therein. The activities conducted under the Research Plan shall be overseen by the JRC. 4.1.2. Collaboration Stages. Each Research Program will comprise two (2) stages (each, a “Stage”): (a) a screening and hit generation stage (“Stage 1”); and (b) a lead identification stage (“Stage 2”), each as further described in the Research Plan. Notwithstanding the foregoing, the Research Program for [***] shall only comprise Stage 2, and, following the Effective Date, such Research Program shall directly enter Stage 2, as set forth in the Research Plan, and the respective LIGo Notice shall be considered to have been given. 4.1.3. Research Plan. The Research Plan shall set forth: (a) the scope of the Collaboration and each Stage; (b) for each Target, the activities to be conducted by each Party during each Stage, together with the estimated timelines for such activities; (c) the criteria that the JRC will use to assess progress under each Stage; and (d) the deliverable data and information that C4T must provide in the Stage 1 Data Package or the Stage 2 Data Package, as applicable. For each Target, C4T shall use Commercially Reasonable Efforts to progress the Research Plan until issuance of a LOGo Notice. The JRC shall regularly review the Research Plan and the progress of the activities conducted under it. Either Party may propose amendments to the Research Plan for discussion and approval by the JRC. No amendment shall be incorporated into the Research Plan unless approved by the JRC in accordance with Section 5.1.4(c). 4.1.4. Data Packages. On a Target-by-Target basis, C4T shall provide data and results from the activities under the Research Plan to Roche on an ongoing basis during each Stage. Within [***] upon completion of all activities for a Stage, C4T shall prepare and deliver to Roche through the JRC a report summarizing the results and all data from such Stage in the form of a data package for each such Stage as specified in the Research Plan (each, a “Data Package”). Each Data Package shall summarize the results of all activities under the Research Plan for the respective Target, and shall: (a) for Stage 1, identify any Degrader chemical series generated for such Target

21 during Stage 1 and provide an analysis demonstrating that such Degrader chemical series has achieved the LIGo selection criteria set forth in the Research Plan for the applicable Target (“Stage 1 Data Package”); and (b) for Stage 2, identify any Degrader Payload Candidates optimized for such Target during Stage 2 and provide an analysis demonstrating that such Degrader Payload Candidates have achieved the LOGo selection criteria set forth in the Research Plan for the applicable Target (“Stage 2 Data Package”). During the next regular JRC meeting immediately following C4T’s delivery of a Data Package for a Stage, C4T will present the Data Package, and the Parties will discuss such Data Package with a level of detail that is reasonably sufficient to enable Roche to evaluate the Data Package; provided that, if the next regular JRC meeting will occur later than [***] after C4T delivers a Data Package, then an ad hoc JRC meeting shall be held within [***] from the JRC’s receipt of such Data Package. Within [***] following each JRC meeting in which C4T presents a Data Package for a Stage, Roche may identify and make a request for data or information that Roche reasonably considers is required to be provided pursuant to this Section 4.1.4 but is missing from such Data Package, provided that, in connection with such requests, C4T shall not be required to perform any additional activities or generate any additional data that were not required to be performed under the Research Plan. With respect to any data or information reasonably identified by Roche as missing from such Data Package, C4T shall promptly update such Data Package to include any such missing information or data, and the JRC shall reconvene (in a meeting or via email) to determine the completeness of the Data Package and such JRC meeting date shall be the date of completeness of the Data Package. If Roche makes no requests for additional data or information within the [***] period following the JRC meeting in which a Data Package is first presented, then the Data Package will be deemed complete. 4.1.5. Supply. C4T shall be responsible for Manufacturing any Degrader for use in the conduct of the Collaboration under the applicable Research Program up until the end of Stage 2, at C4T’s sole cost and expense, in each case as described in an applicable Research Plan. 4.1.6. Costs. Except as set forth in Section 4.1.5, each Party shall bear its own costs for performing its activities under the Research Plan. C4T shall not be obligated to perform any Collaboration activities other than as set forth in a Research Plan approved in accordance with this Agreement. 4.2. Stages of Collaboration. 4.2.1. Stage 1 – Screening and Hit Generation. On a Target-by-Target basis, during Stage 1, C4T shall use Commercially Reasonable Efforts to conduct the screening and hit generation activities described in the Research Plan to identify at least [***] Degrader chemical series that meets the LIGo criteria established in the Research Plan. During Stage 1, Roche can propose promising Degraders for transfer from C4T to Roche (or its designee) DAP (location to be provided by Roche) Incoterms 2020, for Roche to subsequently perform tool DAC generation and testing. Within [***] following completion of all Stage 1 activities for a Target, C4T shall deliver to Roche, through the JRC, the Stage 1 Data Package for such Target. On a Target-by-Target basis, within [***] following delivery of the Stage 1 Data Package (“LIGo Notice Period”), Roche may select one or more Degrader chemical series for further Development as payload candidates pursuant to Stage 2 (each, such Degrader chemical series, a “Selected Degrader Chemical Series”, and each such payload candidate a “Degrader Candidate”) by providing written notice to C4T (each such notice, a “LIGo Notice”). If, with respect to a Target, Roche provides a LIGo Notice to C4T within the LIGo Notice Period for such Target, C4T shall promptly initiate Stage 2

22 for such Target. If, with respect to a Target, Roche does not provide a LIGo Notice to C4T within the LIGo Notice Period for such Target (as such LIGo Notice Period may be extended upon mutual agreement by the Parties) or provides to C4T a Research Program Discontinuance Notice, such Target shall become a Terminated Target upon the expiration of the LIGo Notice Period for such Target or receipt by C4T of the Research Program Discontinuance Notice, whatever occurs earlier. For clarity, whether or not Roche provides a LIGo Notice to C4T remains within Roche’s sole discretion, regardless of the achievement of the LIGo selection criteria as set forth in the Research Plan for the applicable Target. 4.2.2. Stage 2 – Lead Identification. On a Target-by-Target basis, Stage 2 shall begin upon receipt of the LIGo Notice by C4T (or, for [***], promptly following the Effective Date), and shall continue until completion of all Stage 2 activities described in the Research Plan or expiration of the Research Term for such Target. During Stage 2, C4T shall perform the lead identification activities for the respective Selected Degrader Chemical Series and Degrader Candidates, as described in the Research Plan, with the objective of identifying [***] Degrader Candidates that meet the LOGo criteria established in the Research Plan and are suitable as optimized Degrader Payloads for DACs (such Degrader Candidates, “Degrader Payload Candidates”). During Stage 2, Roche can propose promising Degrader Candidates for transfer from C4T to Roche (or its designee) DAP (location to be provided by Roche) Incoterms 2020, for Roche to subsequently perform prototype DAC generation and conjugation feasibility studies. Within [***] following completion of all Stage 2 activities, C4T shall deliver to Roche, through the JRC, the Stage 2 Data Package. On a Target- by-Target basis, during the period ending [***] following the earlier of (a) delivery of the Stage 2 Data Package and (b) confirmation (or deemed confirmation) by the JRC that the Stage 2 Data Package is complete pursuant to Section 4.1.4 (“LOGo Notice Period”), Roche may provide C4T with written notice indicating that it desires to continue to Exploit DACs and Products for such Target (“LOGo Notice”). If, with respect to a Target, Roche provides a LOGo Notice to C4T within the LOGo Notice Period for such Target, C4T shall initiate a Technology Transfer for such Target pursuant to Section 4.3. If, with respect to a Target, Roche does not provide a LOGo Notice to C4T within the LOGo Notice Period for such Target (as such LOGo Notice Period may be extended upon mutual agreement by the Parties), or provides to C4T a Research Program Discontinuance Notice, such Target shall become a Terminated Target upon the expiration of the LOGo Notice Period for such Target or receipt by C4T of the Research Program Discontinuance Notice, whatever occurs earlier. For clarity, whether or not Roche provides a LOGo Notice to C4T remains within Roche’s sole discretion, regardless of the achievement of the LOGo selection criteria as set forth in the Research Plan for the applicable Target. 4.3. Technology Transfer. 4.3.1. Conduct of Technology Transfer. During the [***] period (or such earlier period as agreed upon by the Parties) immediately following approval of the Technology Transfer Plan by the JRC (the “Tech Transfer Period”), C4T shall perform a technology transfer to Roche for the applicable Target, including the transfer of all Licensed Know-How that is necessary or reasonably useful for Roche to continue, in accordance with this Agreement, the Exploitation of Degrader Payloads, DACs or Products directed to such Target (“Technology Transfer”) in accordance with this Section 4.3. Within [***] following receipt of the LOGo Notice or Transfer Notice, as applicable, by C4T, C4T shall prepare a plan specifying the Technology Transfer for such Target

23 and submit such plan to the JRC for discussion and approval in the following JRC meeting (such plan, once approved by the JRC, a “Technology Transfer Plan”). On a Target-by-Target basis, each Technology Transfer Plan shall include (a) a list of all documents, records, methods, other Know-How, materials, and Inventory, in each case, relating to Develop, Manufacture, Commercialize and otherwise Exploit Products, to be transferred from C4T to Roche (or Roche’s designee) DAP (location to be provided by Roche) Incoterms 2020, (b) a description of the activities to be undertaken by the Parties to facilitate such transfer, (c) an estimated timeline and resources for such activities, and (d) the criteria to denote completion of the Technology Transfer. C4T shall use Commercially Reasonable Efforts to perform all activities set out in the Technology Transfer Plans within the timelines specified therein. All Know-How transferred to Roche under this Section 4.3.1 shall be provided by C4T in the format in which it is maintained by C4T, reasonably acceptable to Roche, and shall be limited to Licensed Know-How. 4.3.2. Ongoing Assistance. Following the completion of the activities under a Technology Transfer Plan, at the reasonable request of Roche, C4T shall, for a period of [***] after receipt of a LOGo Notice by C4T for a Target, (a) make available to Roche qualified C4T personnel (employed or otherwise engaged by C4T or its Affiliates) with the necessary skill, expertise and experience, to provide scientific and technical explanations and advise Roche on Licensed Know- How transferred in connection with the Technology Transfer Plan, and (b) provide Roche with additional cooperation, information or assistance necessary to complete the Technology Transfer. Such support shall be at mutually convenient times and may include teleconferences, videoconferences, e-mail or face-to-face meetings. Such support shall be at no cost for Roche for the first [***] of support provided (in the aggregate across all Targets) (“Included C4T Support”). For (i) any FTE costs that exceed the FTE costs for the Included C4T Support and (ii) all out-of-pocket expenses, in each case of (i) and (ii), to the extent such FTE costs and out-of- pockets expenses are incurred by or on behalf of C4T in the performance of support activities pursuant to this Section 4.3.2, C4T will invoice Roche for such FTE costs at the FTE Rate and for out-of-pockets expenses on a Calendar Quarterly basis, and Roche will pay such any invoice no later than [***] after its receipt of such invoice (such terms and conditions beyond Included C4T Support being the “Additional C4T Support Terms”). C4T shall have no obligation to provide support to Roche pursuant to this Section 4.3 after the expiration of the [***] period after the receipt of a LOGo Notice by C4T for a Target and payment of the LOGo Fee by Roche to C4T. For clarity, if at any time after the completion of Technology Transfer, Roche reasonably believes that the Degrader Payload can be optimized to improve the DAC, [***]. 4.3.3. Disclosure of Roche Know-How for Use by C4T in the Performance of the Research Programs. From time to time during the Research Term for a given Research Program and upon the reasonable request of C4T and as acceptable to Roche, Roche shall promptly disclose to C4T the Roche Know-How that is reasonably necessary to be disclosed to C4T in order for C4T to perform its Collaboration activities under the Research Plan for such Research Program. 4.4. Reporting; Records. 4.4.1. Progress Reports. At each regular meeting of the JRC during each Calendar Quarter during the Research Term, C4T shall prepare and provide to the JRC a detailed written status report (which may be a slide deck or similar and any associated written materials used by C4T to deliver the status update at the applicable meeting) summarizing C4T’s activities under the Research Plan for such Calendar Quarter, as the case may be, the then current status of such activities, and the

24 planned future activities for the following Calendar Quarter. In addition, if and to the extent Roche is conducting activities in support of the Research Plan during a given Calendar Quarter, it will provide to the JRC analogous reports to those required of C4T under the foregoing sentence. 4.4.2. Research Records. Each Party shall maintain records of the Collaboration (or cause such records to be maintained) in reasonably sufficient detail and in good scientific manner to reflect all work done and results achieved by or on behalf of such Party in the performance of its activities under the Collaboration. All laboratory notebooks in C4T’s possession shall be maintained for no less than the term of any Patent Rights arising therefrom. 4.4.3. Copies and Inspections. Roche shall have the right no more than [***] per Calendar Year, during normal business hours, upon reasonable notice (which shall be not less than [***] notice) to C4T and subject to any generally applicable policies at the applicable C4T facility, to inspect all such records of C4T (and its Affiliates) referred to in Section 4.4.2 and invoices referred to in Section 4.3.2. In addition, Roche shall have the right, not more than [***] per Calendar Year, for its employee(s) or consultant(s) to visit and inspect the C4T facilities where C4T’s research activities under this Agreement are being conducted during normal business hours and upon reasonable notice (which shall be not less than [***] notice), and to discuss the Research Plan work conducted by or on behalf of C4T and its results in detail with the technical personnel and consultant(s) of C4T. 4.5. Compliance. In conducting activities under the Research Plan, each Party shall comply with Applicable Law and shall ensure that the activities allocated to it are conducted in accordance with this Agreement (including the applicable Research Plan). 4.6. Roche Target Option. 4.6.1. Roche Target Option. At any time during the first [***] of the Term, Roche shall have the right, in its discretion, to add one (1) target to this Agreement by providing C4T written notice that Roche intends to nominate an additional target (such target, a “Proposed Option Target,” and such option, the “Roche Target Option”) and would like to initiate a confidential target clearance process and identifying the Proposed Option Target by name and UniProtKB number (such notice, a “Proposed Option Target Notice”). 4.6.2. Target Availability Process. Prior to Roche making a formal request, the Parties may, through one dedicated JRC representative and the Alliance Director from each Party, engage in a discussion for the consideration of potential targets suitable for being selected as Proposed Option Targets; provided that any targets disclosed pursuant to such discussions shall not be used or disclosed for any purpose other than such discussions. Within [***] after C4T’s receipt of the Proposed Option Target Notice, C4T will advise in writing (including via e-mail) whether the Proposed Option Target is Available or is not Available (in which case Roche, at its discretion, may substitute the Proposed Option Target as many times as may be necessary to identify a Proposed Option Target that is Available). 4.6.3. Conversion into Option Target and Research Plan. If Roche receives written notice (including via e-mail) from C4T that the Proposed Option Target is Available, the following shall apply with respect to that Proposed Option Target: (a) the Proposed Option Target shall become an Option Target;

25 (b) Roche shall pay C4T the Option Exercise Fee according to the payment terms as set forth in Section 7.2; (c) the Parties shall update the Research Plan within [***] after C4T’s written confirmation (including via e-mail) of the Availability of the Proposed Option Target to include the Research Program for the Option Target (which proposed updates shall be generally consistent with the allocation of activities between the Parties under this Agreement and the Research Plan for other Targets) and shall submit such proposed updated Research Plan to the JRC for review and approval; and (d) the Research Term for the Option Target shall start on the date on which the JRC has approved the updated Research Plan and Roche has paid to C4T the Option Exercise Fee. 4.7. Expiration or Termination of Research Programs. 4.7.1. Expiration of Research Program. A Research Program shall end at the end of the Research Term for such Research Program unless such Research Program is earlier discontinued or terminated in accordance with this Agreement, including Section 4.7.2. 4.7.2. Discontinuance of a Research Program. On a Target-by-Target basis, Roche shall have the right, in its discretion, to discontinue a Research Program for a Target prior to the end of the applicable Research Term by providing [***] prior written notice thereof to C4T (and referencing that such Research Program is being discontinued pursuant to this Section 4.7.2) (each, a “Research Program Discontinuance Notice”). If Roche provides a Research Program Discontinuance Notice to C4T for a given Research Program, then (a) the Research Program for such Target shall terminate (and such Research Program shall be a “Terminated Research Program” for purposes of this Agreement) and the Research Term for such Research Program shall also terminate (the [***] following such Research Program Discontinuation Notice shall be the “Research Termination Date” for such Research Program), and the Parties shall wind-down all activities thereunder as soon as reasonably practicable (but in all cases, within [***] thereafter), and (b) this Agreement shall terminate on the Research Termination Date with respect to the Target (and all DACs and Products directed thereto) under such Terminated Research Program (any Target terminated pursuant to this Section 4.7.2 or terminated pursuant to Article 14 shall be a “Terminated Target” for purposes of this Agreement and the associated Research Program shall be a “Terminated Research Program”). Sections 14.3.1 and 14.3.3 shall apply with respect to any Terminated Target. 4.8. Early Handover. 4.8.1. Distress Notice. If, at any time during the Research Term, C4T’s projected cash runway falls below [***] (a “Distress Trigger Event”), C4T shall promptly (but no later than [***] upon occurrence of the Distress Trigger Event) notify Roche thereof (“Distress Notice”) and provide a good faith, credible remediation plan within [***] after such Distress Notice (“Distress Remediation Plan”). Such Distress Remediation Plan shall include [***]. Upon receipt of the Distress Remediation Plan, Roche may, in its sole discretion, request additional data to conduct a Financial Due Diligence for the purpose of taking a decision pursuant to Section 4.8.2.

26 4.8.2. Consequences of Distress Notice. If C4T provides a Distress Notice, Roche may, within [***] (such time period may be extended upon mutual agreement by the Parties) of receipt of the Distress Remediation Plan, elect on a Target-by-Target basis during the Research Term for each Target to: (a) submit a written request to C4T that the Research Program for a Target(s) be transferred to Roche for Roche to continue (each, a “Transfer Notice”), in which case this Agreement would remain in full force and effect with respect to such Target(s), (b) terminate a Research Program(s) for such Target(s) upon written notice to C4T, in which case such Target(s) would become a Terminated Target(s) effective within [***] after receipt of such written notice by C4T, or (c) request that C4T continue a Research Program(s) for such Target(s) as and when it is able, in which case this Agreement would remain in full force and effect with respect to such Target. Upon receipt of a Transfer Notice for a Target or all Targets, (i) C4T shall promptly transfer the corresponding Research Program(s) to Roche, conduct a Technology Transfer as set forth in Section 4.3 and (ii) the following reductions shall be made [***]. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]. ARTICLE 5 GOVERNANCE 5.1. Joint Research Committee. 5.1.1. Formation; Composition; Conduct. Within [***] after the Effective Date, the Parties shall establish a joint research committee (the “Joint Research Committee” or “JRC”). The JRC shall be composed of [***] designated by each Party. The Parties shall appoint their respective members of the JRC, ensuring that representatives are employees of the applicable Party appropriate for the tasks then being undertaken and the stage of research, in terms of their decision- making authority, seniority, functions in their respective organizations, training, and experience. A Party may replace any or all of its JRC representatives (including the JRC Chair) at any time by informing the other Party in advance in writing. Unless otherwise mutually agreed to by the Parties, the JRC shall hold meetings at least once each Calendar Quarter. Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a JRC meeting in a non-voting capacity with prior written notice to the other Party’s Alliance Director, provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement and provided further that attendance at a JRC meeting by any such invitees who are not employees of a Party shall be subject to the other Party’s prior written consent. 5.1.2. Meetings. The JRC may meet in person or via teleconference, video conference or the like. Each Party shall be responsible for all of the costs and expenses of its respective representatives’ participation in the JRC meetings. The JRC shall be chaired by the primary JRC

27 contact designated by C4T (“JRC Chair”). The JRC Chair or its designee shall circulate an agenda for each meeting at least [***] prior to a meeting. Copies of information and materials to be discussed at the meeting shall be circulated by each Party at least [***] prior to a meeting where reasonably possible. The JRC Chair or a person designated to act on behalf of the JRC Chair shall have the responsibility for circulating and finalizing minutes from each JRC meeting. Minutes shall be circulated to each Party within [***] after each meeting of the JRC, setting forth, inter alia, an overview of the discussions at the meeting, a list of action items assigned or completed, any decisions made at the JRC meeting and other appropriate matters shall be recorded in such meeting minutes within [***] after such meeting minutes are circulated. The Parties shall endeavor in good faith to approve meeting minutes by consensus. The meeting minutes shall be considered final upon approval by the Parties, provided that if the Parties cannot agree on the final version of a given set of meeting minutes, then any disputed issue shall be noted in such meeting minutes and such meeting minutes shall be deemed final notwithstanding. If Roche’s JRC representatives have not notified the JRC Chair that they do not approve of the minutes within [***] of receipt of the minutes, the minutes shall be deemed to have been approved. Decisions that are made by the committee or sub-team outside of a meeting shall be documented in writing (which may be by email). 5.1.3. Dissolution. Unless otherwise agreed by the Parties, the JRC shall meet and operate during the Research Term. Thereafter, the JRC shall disband, cease operations and perform no further functions under this Agreement. 5.1.4. Responsibilities. The JRC shall be responsible for performing the following functions: (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***]; (f) [***]; (g) [***]; (h) [***]; and (i) [***]. [***]. 5.1.5. Decisions. [***]. 5.2. Alliance Directors. Promptly following the Effective Date, each Party shall designate an individual who possesses a general understanding of this Agreement and of matters relating to the development, manufacture and commercialization of pharmaceutical products to act as the primary business contact for such Party for matters related to this Agreement (each, an “Alliance

28 Director”), unless another contact is expressly specified in this Agreement or designated by the Parties for a particular purpose. The Alliance Directors shall facilitate the flow of information and otherwise promote communication, coordination and collaboration between the Parties, ensure appropriate decision-making, and assist in the resolution of potential and pending issues and potential Disputes in a timely manner. The Alliance Directors may attend all meetings of the committees and sub-teams contemplated herein as non-voting participants. Either Party may replace its Alliance Director at any time by notifying the other Party’s Alliance Director. 5.3. Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a committee or subteam unless such delegation or vesting of rights is expressly provided for in this Agreement, or the Parties expressly so agree. No committee or subteam shall have the power to amend, modify, or waive compliance with any provision of this Agreement, which may only be amended or modified, or compliance with which may only be waived, as provided in Section 16.8. 5.4. Day-To-Day Conduct. The Parties recognize that each Party possesses an internal structure (including various committees, teams, and review boards) that will be involved in administering such Party’s activities under this Agreement. Each Party shall have the right to make routine day-to-day decisions relating to the conduct of those activities for which it has a performance or other obligation hereunder, in each case, in a manner consistent with the Research Plan and the terms and conditions of this Agreement. ARTICLE 6 DEVELOPMENT, MANUFACTURING AND COMMERCIALIZATION 6.1. Development. Except for the activities to be conducted by C4T as specifically set forth in the Research Plan, Roche (itself or through its Affiliates or Third Parties) shall have the sole right and responsibility, at its cost, to Develop (and shall have sole decision-making authority with respect to the Development of) DACs and Products in the Territory. At the reasonable request of Roche and at Roche’s expense (including for C4T’s FTE costs at the then-current FTE Rate and excluding any costs required for the correction of Regulatory Documentation for errors made by C4T), C4T shall reasonably consult with Roche with respect to preparing, seeking and obtaining Regulatory Documentation and Regulatory Approvals in connection with any Product to the extent related to the Degraders. The Parties may discuss, with regards to a given Target, the engagement of C4T to perform additional activities after LOGo to optimize the Degrader Payload Candidates, which further optional engagement would be (a) subject to written agreement of the Parties and (b) at Roche’s expense. 6.2. Manufacturing. Except as set forth in Section 4.1.5, Roche (itself or through its Affiliates or Third Parties) shall have the sole right and responsibility to Manufacture or have Manufactured (and shall have sole decision-making authority with respect to Manufacturing or having Manufactured) DACs and Products (and components thereof) for Development and Commercialization purposes in accordance with this Agreement. 6.3. Commercialization. Roche (itself or through its Affiliates or Third Parties) shall have the sole right and responsibility to Commercialize and otherwise Exploit Products in the Field in the Territory.

29 6.4. Diligence. 6.4.1. Development Diligence. On a Target-by-Target basis, following the earlier of (a) confirmation of completion of the Technology Transfer by the JRC and (b) the expiration of the Tech Transfer Period, in each case ((a) and (b)), for such Target, Roche shall (itself or through its Affiliates or Third Parties) use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for at least [***] and shall provide C4T with annual written updates summarizing its Development activities for Products Directed To such Target prior to First Commercial Sale of a Product Directed To such Target no later than [***] after [***]. 6.4.2. Commercialization Diligence. Following receipt of Regulatory Approval for a Product in a country Roche shall (itself or through its Affiliates or Third Parties) use Commercially Reasonable Efforts to Commercialize such Product in such country. 6.4.3. Standards. With respect to each of [***] and the Option Target, Roche shall be deemed to have used Commercially Reasonable Efforts to Develop and Commercialize at least [***] if it Develops and Commercializes at least [***] for such Target in at least [***]. With respect to [***], Roche shall be deemed to have used Commercially Reasonable Efforts to Develop and Commercialize at least [***] if it Develops and Commercializes at least [***] in at least [***] under this Agreement or [***] under the Prior Agreement. If the Option Target is also a Target (as such Target is defined in the Prior Agreement) under the Prior Agreement, the same standards as set forth in the previous sentence for [***] shall apply also to the Option Target. In the event of a conflict between this Section 6.4.3 and the Prior Agreement, this Section 6.4.3 shall prevail. 6.5. Data Privacy. If data privacy laws are reasonably deemed applicable to the Collaboration by Roche, taking into consideration the activities under this Agreement, the Parties shall enter into the relevant agreements to enable data sharing between the Parties that is in compliance with applicable data privacy laws. ARTICLE 7 FINANCIAL TERMS 7.1. Upfront Payment. In consideration for the licenses and other rights granted to Roche hereunder, Roche shall pay to C4T a one-time, non-refundable, non-creditable upfront payment in the amount of Twenty Million Dollars ($20,000,000) within [***] following the Effective Date and receipt of an invoice for such amount from C4T. 7.2. Option Exercise Fee. Roche shall pay C4T a non-refundable, non-creditable option exercise fee of [***] within [***] after Roche exercises the Roche Target Option by providing the Proposed Option Target Notice in accordance with Section 4.6.1, confirmation through the process as set forth in Section 4.6.2 that the Proposed Option Target is Available, and receipt of an invoice for such amount from C4T (the “Option Exercise Fee”). 7.3. LIGo Fee. Roche shall pay C4T once a non-refundable, non-creditable fee of [***] (the “LIGo Fee”) for each of [***] and the Option Target, within [***] after Roche provides to C4T a first LIGo Notice for [***] or the Option Target, as applicable, and Roche’s receipt of an invoice therefor. The maximum amount payable under this Section 7.3 shall not exceed [***]. For clarity no LIGo Fee is applicable for [***].

30 7.4. LOGo Fee. Roche shall pay C4T once (a) a non-refundable, non-creditable fee of [***] for each of [***] and the Option Target, and (b) a non-refundable, non-creditable fee of [***] for [***] (each of (a) and (b), “LOGo Fee”) within [***] after Roche provides to C4T a first LOGo Notice for [***], the Option Target, or [***], as applicable, and Roche’s receipt of an invoice therefor. The maximum amount payable under this Section 7.4 shall not exceed [***]. 7.5. Development and First Commercial Sale Milestones. Subject to the terms of this Section 7.5 (and subject further to the other terms and conditions of this Agreement), on a Target- by-Target basis, Roche shall pay C4T each non-refundable, non-creditable milestone payment set forth in the following table following the first achievement of the corresponding milestone event for the first Product Directed to such Target by or on behalf of Roche, its Affiliate, or its Sublicensee. The milestone payments for Milestones 1-7 below may each be referred to, individually, as a “Development Milestone Payment” or, collectively, as the “Development Milestone Payments”. The milestone payments for Milestones 8-10 below may each be referred to, individually, as a “First Commercial Sale Milestone Payment” or, collectively, as the “First Commercial Sale Milestone Payments.” [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] 6 [***] [***] [***] [***] 7 [***] [***] [***] [***] 8 [***] [***] [***] [***] 9 [***] [***] [***] [***] 10 [***] [***] [***] [***] Total [***] [***] [***] *First Commercial Sale for a second or third Indication with respect to a Product shall be deemed to have been approved upon receipt of Regulatory Approval for the same Product for the second Indication or third Indication, as applicable, in the applicable country or territory. By way of example, if for the Target [***] a first Product achieves First Commercial Sale in the US for both

31 the first and the second Indication, and later a second Product achieves First Commercial Sale, then for the first Product the payment is $[***] (first Indication) plus $[***] (second Indication), and for the second Product the payment is $[***] (third Indication). [***]. Each of the foregoing milestones in this Section 7.5 shall be payable a maximum of one (1) time per Target as set forth in the foregoing chart regardless of the number of Products for each Target that achieves the applicable milestone event. If any of milestone events No. 2-5 is achieved with respect to a Product for an Indication Directed To a Target prior to the payment of an “earlier” milestone event with respect to a Product for such Indication Directed To such Target, both milestone payments shall be payable simultaneously upon achievement of the subsequent milestone event(s). For clarity, references to the “First Product” in the foregoing chart refers to whichever Product for a Target first achieves the applicable milestone event. If a particular Product is Developed for multiple Indications, and such Product achieves First Commercial Sale in [***], for two (2) or more Indications, then milestone payments for the Second Indication milestone event and, if applicable, the Third Indication milestone event shall be payable upon achievement of Regulatory Approval for such additional Indication(s) in the respective jurisdiction of the Territory. With regards to the Target being [***], (a) if a milestone payment for a milestone event has already been due under the Prior Agreement (in Section 12.10, Development Event Payments), then the milestone payment for the same milestone event in the foregoing chart shall be reduced by [***]; and (b) if a milestone payment in the foregoing chart becomes due before such milestone event occurs in the Prior Agreement, the corresponding milestone payment in the Prior Agreement shall be reduced by [***]; provided that the total amount paid to C4T for such milestone shall, in no event be less than [***] of the milestone payment for such milestone in the Prior Agreement or this Agreement, whichever is greater. In the event of a conflict between this paragraph in this Section 7.5 and Section 12.10 of the Prior Agreement, this paragraph in this Section 7.5 shall prevail. For clarity, the maximum amount payable by Roche pursuant to this Section 7.5 (a) across all Products Directed To a given Target is [***], assuming that each of the milestone events in this Section 7.5 were achieved for such Target (and, with respect to [***] and, as applicable, the Option Target, assuming that all milestone payments under this Agreement have become due before such milestone events occurred in the Prior Agreement); and (b) for all Targets ([***], [***] and Option Target), assuming Roche (itself or through its Affiliates or Third Parties) Develops Products from each Target (and, with respect to [***], assuming that all milestone payments under this Agreement have become due before such milestone event occurred in the Prior Agreement), is [***]. 7.6. Annual Net Sales Milestones. Subject to the terms of this Section 7.6 (and subject further to the other terms and conditions of this Agreement), on a Target-by-Target basis, Roche shall pay C4T each non-refundable, non-creditable milestone payment set forth in the following table following the first achievement of the corresponding milestone event by the aggregated sales of all Products Directed To a given Target by or on behalf of Roche, its Affiliate, or its Sublicensee, during the applicable Royalty Term.

32 Sales Milestone Event (on a Target-by- Target basis) Sales Milestone Payment [***] [***] [***] [***] [***] [***] Each of the foregoing milestones in this Section 7.6 shall be payable a maximum of one (1) time across all Products Directed To a given Target as set forth in the foregoing chart, and no milestone payment shall be due hereunder for subsequent or repeated achievement of such milestone event with respect to the Products Directed To a given Target. In the event that more than one sales milestone event is first achieved with respect to a given Target in the same Calendar Year, then the sales milestone payments associated with each such sales milestone event shall be payable with respect to such Calendar Year. For clarity, the maximum amount payable by Roche pursuant to this Section 7.6 (a) across all Products Directed To a given Target is [***], assuming that each of the milestone events in this Section 7.6 were achieved for such Target and (b) for all Targets ([***], [***] and Option Target), assuming Roche Develops and Commercializes Products from each Target, is [***] 7.7. Royalties. Subject to the terms and conditions of this Section 7.7 (and subject further to the other terms and conditions of this Agreement), Roche shall pay to C4T royalties on Annual Net Sales of each Product, calculated on a Product-by-Product basis during the Royalty Term (determined on a country-by-country basis) for such Product in such country, as set forth in this Section 7.7. 7.7.1. Royalty Rates. Subject to the remaining provisions of this Section 7.7 (and subject further to the other terms and conditions of this Agreement), on a Product-by-Product basis, royalties shall be payable on the following portions of Net Sales in a given Calendar Year during the applicable Royalty Term (on a country-by-country basis) for such Product multiplied by the applicable royalty rate set forth below for such portion of Net Sales. Annual Net Sales of a Product in a given Calendar Year Royalty Rate [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] The applicable royalty rates set forth in the table above will apply only to that portion of the Net Sales of the applicable Product during a given Calendar Year that falls within the indicated range. All Products incorporating the same DAC shall be treated as a single Product for purposes of determining the royalties or royalty tiers pursuant to this Section 7.7.1.

33 No more than one stream of royalty payments will be due under this Section 7.7 with respect to sales of any one particular Product. For clarity, multiple royalties will not be payable because a Product is Covered by more than one (1) Valid Claim in the country in which such Product is sold. 7.7.2. Royalty Reductions. Each of the payment offsets and reductions set forth in this Section 7.7.2 will operate independently, and any or all may apply to a given Product if a payment is owed with respect to such Product. (a) Third Party Payments. If Roche (or any of its Affiliates or Sublicensees hereunder) is obligated to remit payments to a Third Party in relation to Patent Rights of a Third Party that Cover a Product in the country of sale, then Roche shall be permitted to deduct [***] of any royalty payments due to such Third Party on such Product in such country against any royalty payments otherwise payable by Roche to C4T on such Product in such country; provided that such offsets shall not reduce royalty amounts payable to C4T for such Product in such country by more than [***] of the royalty amount otherwise payable in the applicable Calendar Quarter; and further provided that Roche shall have the right to carry forward any amounts unable to be offset because of this reduction limit and apply such amounts as an offset against future payments. (b) Generic Products; Price Reduction Subject Product. Following (a) the first Regulatory Approval and first commercial sale of a Generic Product (other than a Price Reduction Subject Product) in a country in the Territory where a Product is being sold or (b) either (i) the date on which the price of a Price Reduction Subject Product first becomes reduced with or without drug price negotiation in the US or (ii) if, as applicable, the drug price negotiation fails to reach agreement or if no drug price negotiation occurs, the date on which an excise tax is levied on the sale of such Price Reduction Subject Product (the Calendar Quarter during which such sale of such Generic Product in such country occurs, such drug price reduction first occurs or such excise tax levy first occurs, as applicable, the “Launch Quarter”), if, in any Calendar Quarter after the Launch Quarter in such country, (i) the quarterly Net Sales of the applicable Product in such country is less than [***] but greater than [***] of the average quarterly Net Sales such Product achieved in such country in the [***] immediately prior to the Launch Quarter, then the royalty payments due under Section 7.7 with respect to Net Sales in such country for the remainder of the applicable Royalty Term will be reduced by [***] and (ii) the quarterly Net Sales of the applicable Product in such country is less than [***] of the average quarterly Net Sales such Product achieved in such country in the four (4) consecutive Calendar Quarters immediately prior to the Launch Quarter, then the royalty payments due under Section 7.7 with respect to Net Sales in such country for the remainder of the applicable Royalty Term will be reduced by [***]. (c) No Valid Claim. Notwithstanding the provisions of Section 7.7.1 in countries where no Valid Claim exists, the royalty rates in Section 7.7.1 for such Product in such country shall be reduced to [***] of the applicable royalty rate otherwise determined according to Section 7.7.1. 7.7.3. Royalty Term. Royalties on each Product shall commence upon the First Commercial Sale of such Product in a given country of sale in the Territory and shall continue, on a Product- by-Product and country-by-country basis, until [***] (the “Royalty Term”). Following expiration of the applicable Royalty Term for a given Product in a given country, as applicable, no further royalties will be payable in respect of sales of such Product in such country and thereafter the

34 License granted to Roche hereunder with respect to such Product (and the DAC therein) in such country will automatically become royalty-free, fully paid-up, perpetual and irrevocable. 7.7.4. Royalty Floor. In no event shall any royalties payable to C4T under this Agreement for any Product in a given country and a given Calendar Quarter be reduced pursuant to Section 7.7.2 to less than [***] of the royalty amount that would otherwise have been payable to C4T pursuant to Section 7.7.1 for such Product in such country and Calendar Quarter, except to the extent that royalty rate reductions under Section 7.7.2(b) are [***], in which case aggregate royalty reductions under Section 7.7.2 and this Section 7.7.4 shall not reduce the royalty amounts payable to C4T for such Product in such country by more than [***]. 7.8. Royalty Disposition Right of Negotiation. If C4T wishes to enter into any transaction with a Third Party for the sale, assignment, transfer, or other disposition (other than a security interest granted in the course of a financing) by C4T of any rights to the payments due or payable by Roche to C4T pursuant to this Agreement (a “Disposition Transaction”), C4T will notify Roche. C4T will not enter into a Disposition Transaction with a Third Party until at least [***] after Roche receives such notice of the proposed Disposition Transaction from C4T (the “Negotiation Period”). If during the Negotiation Period, Roche notifies C4T that it desires to negotiate with C4T for a buy-out of C4T’s rights to the payments due and payable by Roche to C4T pursuant to this Agreement that C4T proposes to sell, assign, transfer, or otherwise dispose of in the Disposition Transaction (the “Payment Rights”), then during the Negotiation Period, C4T will negotiate with Roche, on a non-exclusive basis, reasonably and in good faith, concerning the terms of a buy-out by Roche of the Payment Rights. For clarity, C4T will be free to negotiate such Disposition Transaction with any Third Party during the Negotiation Period. 7.9. C4T Payments to Third Parties. C4T shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any C4T Third Party License Agreements existing as of the Effective Date or entered into during the Research Term, to the extent costs or payments arise as a result of, the Development, Manufacture, Commercialization or other Exploitation of the grant or exercise of any rights or licenses to Roche (or any of its Related Parties) by C4T hereunder. In case C4T intends to terminate any C4T Third Party License Agreement that is necessary to Exploit DACs and Products this shall be discussed prior to such termination in the Patent Coordination Team pursuant to Section 9.4.2. ARTICLE 8 PAYMENT TERMS, REPORTS, AND AUDITS 8.1. Notice of Milestone Achievement; Timing of Milestone Payments. With respect to each of the milestone events set forth in Section 7.5, Roche shall inform C4T within [***] following the achievement of such event. With respect to each of the milestone events set forth in Section 7.6, Roche shall inform C4T within [***] following the end of the Calendar Quarter during which achievement of such event occurred. Roche shall pay C4T the applicable milestone payment within [***] of receipt of an invoice from C4T provided after C4T’s receipt of the respective achievement notice from Roche. If any payment from Roche to C4T under this Agreement is due on a day that is not a Business Day, the payment will instead be due on the next Business Day immediately following such non-Business Day.

35 8.2. Timing of Royalty Payments. All royalty payments pursuant to Section 7.7 shall be made within [***] of [***] in which the sale was made. 8.3. Royalty Report. For each Calendar Quarter for which Roche has an obligation to make royalty payments pursuant to Section 7.7, such payments shall be accompanied by a report that specifies for such Calendar Quarter the following information on a Product-by-Product basis: (a) the Sales and Net Sales in those countries where the Royalty Term is then in effect; (b) the applicable royalty rate(s) applied; (c) the total royalties due to C4T on such Net Sales; (d) any applicable royalty adjustments, reductions, or offsets set forth herein; and (e) the total royalties due to C4T on such Net Sales after applying applicable, if any, adjustments, reductions, and offsets as set forth herein. 8.4. Invoices. C4T shall send invoices under this Agreement to Roche via e-mail to Roche’s Alliance Director at: [***] [***] or to such other address as Roche may designate from time to time. 8.5. Mode of Payment. All payments to C4T hereunder will be made in immediately available funds to the account listed below (or such other account as C4T will designate before such payment is due): [***] [***] [***] [***] Bank Account Number: [***] SWIFT Code Number: [***] Bank Name: [***] Bank ABA Number: [***] Bank Address: [***] 8.6. Currency of Payments. All amounts set forth herein (including all payments) are in US dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the US will be first determined in the currency in which they are earned and will then be converted into an amount in US dollars as follows: (a) with respect to Sales by or on behalf of Roche or an Affiliate, using Roche’s or such Affiliate’s customary and usual conversion procedures, consistently applied and (b) with respect to Sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to Roche for such sales.

36 8.7. Blocked Currency. If, at any time, Applicable Law prevents Roche (or an Affiliate or Sublicensee) from remitting part or all of payments when due with respect to any country where Products are sold, Roche will continue to provide the reports set forth in Section 8.3 for such payments, and, at C4T’s election, either (a) such payments will continue to accrue in such country, but Roche will not be obligated to make such payments, and, for clarity, Section 8.11 will not apply to such payments, until such time as payment may be made through reasonable, lawful means or methods that may be available, as Roche will determine or (b) such payments shall be paid to C4T in such country in local currency by deposit in a local bank designated by C4T, unless the Parties otherwise agree. 8.8. Indirect Taxes. All sums payable under this Agreement are exclusive of value added, transfer, documentary, sales, use, stamp, registration, value-added, turnover, consumption, goods and services tax or any other similar tax, and any interest or penalties imposed by a tax authority in respect of such tax (each an “Indirect Tax”). If any Indirect Taxes will be chargeable on any of the transactions contemplated under this Agreement and are payable to the respective tax authority by the Party making the supply or providing the service for Indirect Tax purposes, upon receipt of a valid tax invoice from the supplying or service providing Party, the other Party shall pay such Indirect Tax in addition to the consideration otherwise due. 8.9. Withholding Taxes. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to C4T, then Roche will promptly pay such tax, levy, or charge for and on behalf of C4T to the proper governmental authority, and will promptly furnish C4T with receipt of payment. Any tax required under Applicable Law to be withheld by or on behalf of Roche or any of its Affiliates on account of any royalties or other payments payable to C4T or any of its Affiliates under this Agreement shall be deducted from the amount of royalties or other payments otherwise due under this Agreement and all such withheld amounts shall be treated as having been paid to C4T (or its Affiliate(s)) hereunder; provided, however, that Roche shall be liable and indemnify and hold harmless C4T for any interest, penalties and other losses to the extent attributable to taxes that Roche deducted and withheld from payments herein but did not timely remit to the proper tax authority. Each Party agrees to reasonably assist and cooperate with the other Party in claiming refunds, reductions, or exemptions from such deductions or withholdings under applicable law, including under any double taxation or similar agreement or treaty from time-to-time in force (including any reduction under Section 250 of the U.S. Internal Revenue Code of 1986, as amended, for foreign-derived deduction-eligible income) and in minimizing the amount required to be so withheld or deducted. All refunds with respect to taxes, levies or other charges (including withheld amounts), and related interest, penalties and additions thereto provided by a tax authority, shall be paid to the Party that bears the obligation in respect of such taxes, levies or charges hereunder. 8.10. Records; Inspection. 8.10.1. Records. Roche agrees to keep, for [***] from the end of the year of creation, records of all sales of Products for each reporting period in which royalty payments are due, showing sales of Products for Roche and applicable deductions in sufficient detail to enable the reports provided under Section 8.3 to be verified.

37 8.10.2. Audits. C4T will have the right to request that royalty reports provided under Section 8.3 be verified by an independent, certified, and internationally recognized public accounting firm selected by C4T and reasonably acceptable to Roche (the “CPA Firm”). Such right to request a verified report will (a) be limited to the [***] period during which Roche is required to maintain the same pursuant to Section 8.10.1, (b) not be exercised more than [***] in any Calendar Year, and (c) not be exercised more than [***] with respect to records covering any specific period of time. Subject to Section 8.10.3, Roche will, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of the applicable royalty report(s) and related payments due under this Agreement. The CPA Firm will only state factual findings in the audit reports. The CPA Firm will share all draft audit reports with Roche before such draft audit reports are shared with C4T and before the final audit report is issued to C4T. The final report from any audit conducted pursuant to this Section 8.10.2 shall be provided to C4T promptly after completion of the audit and, in any event, within [***] after any draft report from such audit is provided to Roche. All final audit reports will be shared with Roche at the same time that the applicable report is shared with C4T. 8.10.3. Confidentiality. Prior to any audit under Section 8.10.2, the CPA Firm will enter into a written confidentiality agreement with Roche that (a) limits the CPA Firm’s use of the Roche’s records to the verification purpose described in Section 8.10.2; (b) limits the information that the CPA Firm may disclose to C4T to the numerical summary of payments due and paid; and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 8.10.2 or provided by the CPA Firm to C4T is Roche’s Confidential Information (including all draft and final audit reports), and C4T will not use any such information for any purpose that is not germane to Section 8.10.2. 8.10.4. Underpayment; Overpayment. After reviewing the CPA Firm’s final audit report, Roche will promptly pay any uncontested, understated amounts due to C4T. Any overpayment made by Roche will be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at Roche’s election. Any audit under Section 8.10.2 will be at C4T’s expense; provided, however, Roche will reimburse reasonable audit fees for a given audit if the results of such audit reveal that Roche underpaid C4T with respect to royalty or other payments by [***] or more for the audited period. 8.11. Late Payments. If any payment due to either Party under this Agreement is not paid when due, then the paying Party will pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***], such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest. ARTICLE 9 INTELLECTUAL PROPERTY 9.1. Disclosure. Without limiting any other disclosure obligations under this Agreement, during the Term, C4T shall regularly (at each Patent Coordination Team meeting and, in addition, at the reasonable request of Roche) disclose to Roche any Licensed IP. 9.2. Ownership.

38 9.2.1. Ownership of Roche Existing IP and C4T Background Technology IP. As between the Parties, (a) any and all Roche Existing IP are and will remain solely owned by Roche, and (b) any and all Background C4T Technology IP and, other than Existing [***] Degrader IP, C4T Existing IP are and will remain solely owned by C4T. As between the Parties, each Party will own any Patent Rights and Know-How that it discovers, conceives, or otherwise obtains independently of this Agreement. 9.2.2. Ownership of Roche Collaboration IP. As between the Parties, Roche will own regardless of inventorship any and all Roche Collaboration TBM IP and Roche Collaboration DAC IP (collectively, the “Roche Collaboration IP”). C4T for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future, hereby agrees to and shall assign) to Roche all of its right, title, and interest in and to any and all such Roche Collaboration IP; provided that if such assignment is prohibited by Applicable Law, then C4T shall grant, and hereby does grant, to Roche, a perpetual, irrevocable, exclusive, worldwide, royalty- free, fully paid-up, transferable license, with the right to grant sublicenses through multiple tiers, under such Roche Collaboration IP to Exploit products and services and otherwise exploit the Roche Collaboration IP for any purpose. C4T shall promptly disclose to Roche in writing the development, making, conception or reduction to practice of any Roche Collaboration IP of which it is aware. Roche Collaboration IP shall be Confidential Information of Roche. 9.2.3. Ownership of C4T Technology Collaboration IP. As between the Parties, C4T will own regardless of inventorship any and all C4T Technology Collaboration IP. Roche for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future, hereby agrees to and shall assign) to C4T all of its right, title, and interest in and to any and all C4T Technology Collaboration IP; provided that if such assignment is prohibited by Applicable Law, then Roche shall grant, and hereby does grant to C4T, a perpetual, irrevocable, exclusive, worldwide, royalty-free, fully paid-up, transferable license, with the right to grant sublicenses through multiple tiers, under such C4T Technology Collaboration IP to Exploit products and services and otherwise exploit all C4T Technology Collaboration IP for any purpose. Roche shall promptly disclose to C4T in writing the development, making, conception, or reduction to practice of any C4T Technology Collaboration IP of which it is aware. C4T Technology Collaboration IP shall be Confidential Information of C4T. 9.2.4. Ownership of Joint Collaboration IP and Existing [***] Degrader IP. Roche and C4T will jointly own any and all Joint Collaboration IP and Existing [***] Degrader IP. Each Party, for itself and on behalf of its Affiliates, hereby assigns to the extent necessary to accomplish such joint ownership (and to the extent such assignment can only be made in the future, hereby agrees to and shall assign) to the other Party a joint ownership interest in and to any and all Joint Collaboration IP; provided that if such assignment is prohibited by Applicable Law then each Party shall grant, and hereby does grant to other Party, a perpetual, irrevocable, worldwide, royalty-free, fully paid-up license, with the right to grant sublicenses through multiple tiers, under such Joint Collaboration IP to Exploit products and services and otherwise exploit all Joint Collaboration IP, subject to the other rights and licenses granted between the Parties herein. Each Party shall promptly disclose to the other Party in writing the development, making, conception, or reduction to practice of any Joint Collaboration IP of which it is aware. Joint Collaboration IP and Existing [***] Degrader IP shall be Confidential Information of both Parties. Subject to the rights,

39 assignments and licenses granted herein, Roche and C4T will each independently have an equal undivided share in the Joint Collaboration IP and Existing [***] Degrader IP. The determination of inventorship for purposes of allocating proprietary rights shall be made in accordance with the US patent laws. Ownership of any Inventions not otherwise allocated pursuant to this Section 9.2, and any Patent Rights Covering such Inventions, shall be allocated based on inventorship. 9.3. Assignment; Cooperation. The assignments necessary to accomplish the ownership provisions set forth in Section 9.2 are hereby made by each Party to the other Party, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation to implement the provisions of Section 9.2. Without limiting the foregoing, each Party agrees to execute such documents, render such assistance, and take such other action as the other Party may reasonably request, to apply for, register, record, perfect, confirm, and protect the other Party’s rights in such intellectual property rights (including Patent Rights) therein to effect the allocation of ownership set forth in Section 9.2. Each Party shall require, to the extent legally permitted under Applicable Law, all of its employees, Affiliates, Authorized Subcontractors, and Sublicensees to assign (or otherwise convey rights) to such Party its right, title, and interests in any intellectual property discovered or conceived by such employee, Affiliate, Authorized Subcontractor, or Sublicensee in the course of performing activities under this Agreement, and to cooperate with such Party in connection with obtaining Patent Right protection therefor. 9.4. Prosecution and Maintenance. 9.4.1. Patent Coordination Team. Within [***] after the Effective Date, unless mutually agreed otherwise by the Parties, the Parties shall establish a coordination team (“Patent Coordination Team”) to facilitate communications with respect to issues germane to this Article 9. The Patent Coordination Team shall be composed of one (1) designee from each Party who is appropriate for the scope of responsibilities and activities to be undertaken. The Patent Coordination Team may invite non-members (including consultants and advisors of a Party who are under an obligation of confidentiality consistent with this Agreement) to participate in the discussions and meetings of the Patent Coordination Team; provided that any Third Party participant invited by a Party shall be subject to the prior written consent of the other Party. The Patent Coordination Team may meet in person, by videoconference, teleconference or other similar communications equipment with such frequency, or at such times, as deemed appropriate by the Patent Coordination Team. Each Party will bear the expense of its respective Patent Coordination Team member(s) participation in Patent Coordination Team meetings. Any member of the Patent Coordination Team may designate a substitute, who shall be an employee of the applicable Party, to attend such meeting with prior written notice to the other Party. 9.4.2. Responsibilities of the Patent Coordination Team. In addition to its general responsibilities, the Patent Coordination Team shall, subject to the terms of this Agreement: (a) [***]; (b) [***];

40 (c) [***]; (d) [***]; (e) [***]; (f) [***]; and (g) [***]. [***]. 9.4.3. Roche Existing Patent Rights and C4T Existing Patent Rights and Background C4T Technology Patent Rights. As between the Parties, (a) Roche shall, at its sole expense and discretion, have the sole right to Prosecute and Maintain all Patent Rights within Roche Existing IP and (b) C4T shall, at its sole expense and discretion, have the sole right to Prosecute and Maintain all Patent Rights within (i) Background C4T Technology IP and (ii) C4T Existing IP that are not solely and exclusively directed to [***]. 9.4.4. Roche-Controlled Patent Rights. As between the Parties, Roche shall, at its sole expense and discretion, have the right to Prosecute and Maintain (a) all Patent Rights within Roche Collaboration TBM IP, Roche Collaboration DAC IP and Joint Collaboration IP, and (b) all Existing [***] Degrader Patent Rights (all IP referred to in (a) and (b) collectively, the “Roche-Controlled IP”, and all Patent Rights referred to in (a) and (b) collectively, the “Roche-Controlled Patent Rights”). Notwithstanding the foregoing, with respect to all Roche-Controlled Patent Rights, (c) During the Term of this Agreement, C4T may [***] request through the Patent Coordination Team updated case lists including the status for all Roche- Controlled Patent Rights. Notwithstanding the foregoing, with respect to Roche Collaboration TBM Patent Rights, Roche Collaboration DAC Patent Rights, Joint Collaboration Patent Rights and Existing [***] Degrader Patent Rights, (d) On a Patent Right family-by-Patent Right family basis, Roche shall give C4T the opportunity [***], (“Initial Roche-Controlled Patent Right Filings”) in accordance with this Section 9.4.4(d). [***], and shall supply C4T with a copy of the application as filed, together with notice of its filing date and serial number. Notwithstanding the foregoing, with respect to any Roche Collaboration DAC Patent Right and Joint Collaboration Patent Rights, and Existing [***] Degrader Patent Rights, (e) Roche shall keep C4T fully advised of the status of all such Patent Rights, [***] for C4T to comment, all at C4T’s sole cost, which comments, if any, Roche shall consider in good faith. [***]. Roche shall promptly give notice to C4T of the grant,

41 lapse, revocation, surrender, invalidation or abandonment of any of such Patent Rights. Notwithstanding the foregoing, with respect to any Joint Collaboration Patent Rights and Existing [***] Degrader Patent Rights, (f) If Roche decides not to Prosecute and Maintain any Joint Collaboration Patent Right or Existing [***] Degrader Patent Rights [***], Roche shall notify C4T at least [***] prior to any relevant deadline or filing or response date, and C4T shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance of such Joint Collaboration Patent Right or Existing [***] Degrader Patent Rights at C4T’s sole expense and discretion; if C4T assumes Prosecution and Maintenance of such Patent Right, then C4T shall [***] for Roche to comment, which comments C4T shall consider in good faith and reasonably incorporate. 9.4.5. C4T-Controlled Patent Rights. As between the Parties, C4T shall, at its sole expense and discretion, have the right to Prosecute and Maintain: (a) all Patent Rights within C4T Technology Collaboration IP, and (b) all Patent Rights within C4T Existing IP that are [***] directed to targeted protein degraders for [***] and the Option Target (all IP referred to in (a) and (b) collectively, the “C4T-Controlled IP”, and all Patent Rights referred to in (a) and (b), collectively, the “C4T-Controlled Patent Rights”). Notwithstanding the foregoing, with respect to all C4T-Controlled Patent Rights, (c) During the Term of this Agreement, Roche may [***] request through the Patent Coordination Team updated case lists including the status for all C4T- Controlled Collaboration Patent Rights. Notwithstanding the foregoing, with respect to C4T-Controlled Patent Rights that are within the C4T Existing IP, (d) C4T shall keep Roche fully advised of the status of all such Patent Rights, [***] for Roche to comment all at Roche’s sole cost, which comments, if any, C4T shall consider in good faith. [***]. C4T shall promptly give notice to Roche of the grant, lapse, revocation, surrender, invalidation or abandonment of any of such Patent Rights. Notwithstanding the foregoing, with respect to C4T Technology Collaboration Patent Rights, (e) On a Patent Right family-by-Patent Right family basis, C4T shall give Roche the opportunity [***], (“Initial C4T Technology Collaboration Patent Right Filings”) in accordance with this Section 9.4.5(e). C4T shall give Roche an opportunity [***], and shall supply Roche with a copy of the application as filed, together with notice of its filing date and serial number.

42 9.4.6. Cooperation; Challenge Settlements. Each Party shall reasonably cooperate with and assist the other Party in the Prosecution and Maintenance of Patent Rights under Sections 9.4.4 or 9.4.5, including making inventors or other knowledgeable persons and scientific records reasonably available and using its reasonable efforts to have documents signed as necessary in connection with such Prosecution and Maintenance. The Party controlling the defense of a Challenge [***]. Notwithstanding the foregoing in this Section 9.4, Section 9.5.2 shall govern the rights and obligations of the Parties [***]. 9.4.7. Patent Term Restoration. As between the Parties, with respect to each Product, Roche shall have the sole right to apply for any patent term extensions (including supplementary protection certificates) worldwide for the Roche-Controlled Patent Rights. If Roche, with respect to a Product, desires to apply for patent term extensions for a C4T-Controlled Patent Right, Roche shall promptly notify C4T, [***]. 9.4.8. Patent Listings. Roche shall have the sole right to make all filings with Regulatory Authorities worldwide relating to listing of Roche-Controlled Patent Rights Covering any Products, including as required or allowed under the national implementations of Article 10.1 of Directive 2001/EC/83 or other international equivalents. If Roche, with respect to a Product, desires to make any such filing for a C4T-Controlled Patent, [***]. 9.4.9. Unified Patent Court. At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant Roche-Controlled Patent Right in the Member States of the European Union, Roche may request in writing that C4T either (a) opt out from the exclusive competence of the Unified Patent Court or (b) if applicable, withdraw a previously-registered opt-out, and C4T shall notify the Unified Patent Court Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal, [***]. 9.4.10. CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that that term is defined in 35 U.S.C. § 100(h), and as it applies to inventions as set forth in 35 U.S.C. § 102(c) (AIA) or 35 U.S.C. § 103(c) (pre-AIA) and may be used for the purpose of overcoming a rejection of a claimed invention within IP generated under this agreement pursuant to the provisions of 35 U.S.C. § 102(c) or 35 U.S.C. § 103(c). [***]. 9.4.11. Inventor Remuneration. Each Party shall be solely responsible for all invention compensations or remunerations (including for Inventions and for all Licensed IP, whether invented prior to or after the Effective Date) payable in accordance with Applicable Law to inventors that are employees or consultants of such Party or any of its Affiliates (including their respective subcontractors) (such inventions compensations or remunerations, “Inventor Remuneration”). For the avoidance of doubt, [***]. 9.4.12. German Statute on Employee Inventions. With respect to any Inventions arising under this Agreement that are within the scope of the German Statute on Employee’s Inventions, each Party shall claim the unlimited use of any such Invention. Each Party shall be responsible for its own compliance with the German Statute on Employee’s Inventions.

43 9.4.13. Trademarks. Roche shall have the sole right to determine and own all trademarks used on or in connection with a Product (each, a “Product Trademark”), and shall, at its sole expense and discretion, procure, maintain, enforce, and defend the Product Trademarks. C4T shall not, and shall not permit its Affiliates to, (a) use in their respective businesses any Product Trademark or other trademark that is confusingly similar to, misleading or receptive with respect to or that dilutes any (or any part of a) Product Trademark, (b) do any act which endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to a Product Trademark, or (c) attack, dispute, or contest the validity or ownership of a Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto. Roche shall have the right to obtain the International Non-proprietary Name (INN) from the World Health Organization and the US Adopted Name (USAN) from the US Adopted Names Council (USANC) as the generic name(s) for the Products. 9.5. Enforcement; Challenges; Defense of Third Party Infringement Claims. 9.5.1. Notice. Each Party shall promptly notify the other Party upon learning of any actual or suspected infringement or misuse or misappropriation by a Third Party of a Roche-Controlled IP or C4T-Controlled [***] (each, an “Infringement”). For purposes of Section 9.5, [***]. 9.5.2. Enforcement. (a) Control. As between the Parties, (i) Roche, [***], shall have the sole right, [***], to determine the appropriate course of action to enforce, defend or otherwise to abate the Infringement of a Roche-Controlled IP [***] and (ii) C4T, [***], shall have the sole right [***], to determine the appropriate course of action to enforce, defend, or otherwise abate the Infringement of a C4T-Controlled IP [***]. (b) Cooperation. In any action under Section 9.5.2(a), the non-controlling Party shall cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party) [***], including, if necessary, by being joined as a party, and the Party controlling any such action shall keep the other Party regularly updated and informed with respect to any such action, including providing copies of material documents received or filed in connection with any such action. If the controlling Party elects not to exercise its first right under Section 9.5.2(a) to initiate and prosecute legal action with respect to Joint Collaboration IP, or C4T Existing IP (but, for clarity, not other Patent Rights or Know-How), the controlling Party shall [***] inform the noncontrolling Party of such election, and non-controlling Party shall thereafter have the right, [***], to either initiate and prosecute such action or to control the defense of such declaratory judgment action. If non-controlling Party elects to do so, the costs of any action to terminate infringement such Patent Rights or misappropriation or misuse of such Know-How, including without limitation [***]. For any action to terminate any infringement or misappropriation or misuse of C4T Existing IP or Joint Collaboration IP (but not for C4T Technology IP) in accordance with this Section 9.5.2, in the event that a Party is unable to initiate or prosecute such action solely in its own name, the other Party will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for the Party to initiate litigation to prosecute and maintain such action under this Section 9.5.2. In connection with any such action, Roche and C4T will cooperate fully and

44 will provide each other with any information or assistance that either Party may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding except actions or proceedings that a Party has the sole right to control. (c) Settlement. Roche may settle or consent to [***] judgment in any action described in Section 9.5.2 for which Roche is the controlling Party [***]. C4T may settle or consent to [***] judgment in any action described in Section 9.5.2 for which C4T is the controlling Party [***]. (d) Damages. Any recovery realized as a result of any action described in Section 9.5.2 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such costs and expenses), and any remainder after such reimbursement is made [***]. 9.5.3. Defense of Third Party Infringement Claims. Each Party shall promptly notify the other Party in the event that a claim is brought against either Party alleging the infringement, violation, or misappropriation of any Third Party intellectual property right based on the research, development, manufacture, use, sale, offer for sale, or importation of a Product(s). The Parties shall [***] meet to discuss the defense of such claim, and the Parties shall, [***]. 9.5.4. Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party or its Affiliates to the other Party or its Affiliates regarding intellectual property or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Products. Accordingly, the Parties agree that all such information and opinions obtained by C4T or its Affiliates and Roche or its Affiliates from each other shall be used solely for purposes of the Parties’ common legal interests with respect to the conduct of this Agreement. All information and opinions shall be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and opinions, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. Notwithstanding the foregoing, neither Party’s attorney represents the other Party. ARTICLE 10 CONFIDENTIALITY 10.1. Definition of Confidential Information. “Confidential Information” of a Party means the confidential or proprietary information (of whatever kind and in whatever form or medium, including copies thereof) disclosed in any form (written, oral, electronic, photographic or otherwise) by or on behalf of such Party (“Disclosing Party”) to, or otherwise accessed by, the other Party (the “Receiving Party”) in connection with this Agreement, whether prior to or during the Term, including Know-How or other information (whether or not patentable) regarding such Party’s research, development plans, designs of clinical trials, preclinical and clinical data, technology, products, business information or objectives, reports, and audits under this Agreement,

45 and other information of the type that is customarily considered to be confidential or proprietary information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement, including all proprietary materials as well as data and information associated therewith. Notwithstanding the foregoing, the terms and conditions of this Agreement and the Joint Collaboration IP shall be the Confidential Information of both Parties. 10.2. Exclusions Regarding Confidential Information. Notwithstanding anything to the contrary in Section 10.1, Confidential Information of the Disclosing Party shall not include information that the Receiving Party can demonstrate with competent written records: (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of receipt by the Receiving Party; (b) was generally available to the public or otherwise part of the public domain at the time of its receipt by the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its receipt by the Receiving Party other than through any act or omission of such Receiving Party in breach of this Agreement; (d) was received by the Receiving Party without an obligation of confidentiality or non- use from a Third Party, who had no obligation of confidentiality or non-use regarding such information; (e) was independently developed by or for the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party, provided that the foregoing exception shall not apply with respect to Confidential Information described in Section 10.1 as being Confidential Information of a Party; or (f) was released from the restrictions set forth in this ARTICLE 10 by express prior written consent of the Disclosing Party. Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Receiving Party unless the combination and its principles are in the public domain or in the possession of the Receiving Party. 10.3. Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (a) except to the extent expressly permitted by this Agreement or otherwise agreed to, keep confidential and not disclose to any Third Party or use for any other purpose any Confidential Information of the other Party; and (b) take reasonable precautions to protect the Confidential Information of the other Party from unauthorized use or disclosure (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions designed to assure that no

46 unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted). 10.4. Authorized Disclosures of Confidential Information. A Receiving Party (which shall include, for the avoidance of doubt, employees of a Receiving Party) may use and disclose the Confidential Information of the Disclosing Party, including the terms of this Agreement, as follows: (a) to the extent required by Applicable Law, rules or regulations, provided that the Receiving Party (i) if permitted by Applicable Law, rules or regulations, uses all reasonable efforts to inform the Disclosing Party prior to making any such disclosures and reasonably cooperates with the Disclosing Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information; provided that, any Confidential Information that is disclosed pursuant to Applicable Law, rules or regulations shall remain otherwise subject to the confidentiality and non- use provisions of this ARTICLE 10; (b) the Confidential Information of the Disclosing Party may be disclosed by or on behalf of the Receiving Party to Affiliates, employees, licensees, sublicensees, agent(s), consultant(s), or other Third Parties as reasonably necessary to exercise its rights or fulfill its obligations under this Agreement on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use provisions contained in this Agreement; (c) to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance, enforcement or defense of a Patent Right claiming or describing any Know-How within the Licensed IP in accordance with this Agreement; (d) as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing and reimbursement approvals, for any Product, provided, that, the Receiving Party shall take all reasonable steps to limit disclosure of the Confidential Information other than to the applicable Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information; or (e) to the extent necessary, to its board members, bona fide potential or actual investors, acquirers, attorneys, accountants, tax advisors, contractors, and clinicians under written agreements of confidentiality at least as restrictive as those set forth in this Agreement and who have a need to know such information in connection with the Receiving Party performing its obligations, exercising its licenses or other rights under this Agreement or as required under Applicable Law. 10.5. Clinical Trial Registration. In all cases, Roche shall have the right and responsibility to register clinical trials and publish the results or summaries of results of any clinical trials conducted hereunder with respect to any DAC or Product on clinicaltrials.gov or other similar registry, in accordance with Applicable Law.

47 10.6. Residuals. Notwithstanding anything to the contrary therein, each Party acknowledges and agrees that the inadvertent use or disclosure of Residuals for research purposes shall not constitute a breach of this ARTICLE 10; provided that this provision will not be deemed in any event to provide any right to infringe, or to grant any license to or under, any Patent of the other Party or of Third Parties that have licensed or provided materials to the other Party. “Residuals” means any general Know-How, skill and expertise acquired in their performance of this Agreement [***]. 10.7. No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the Disclosing Party, except as expressly set forth in this Agreement. Disclosure of Confidential Information to the other Party shall not constitute any grant, option, or license to the other Party, beyond those licenses expressly granted under this Agreement, under any patent, trade secret, or other intellectual property right now or hereinafter held by the Disclosing Party. 10.8. Information Security Incident. 10.8.1. Notice. A Party shall provide to the other Party written notice within [***] of such Party’s confirmation of any unauthorized use, unauthorized disclosure, corruption (including ransomware attack), or loss or other misuse of, or unauthorized access to, with respect to the other Party’s Confidential Information (each such incident, a “Information Security Incident”). Information Security Incidents shall not include unsuccessful attempts or activities that do not compromise the security of Confidential Information, including unsuccessful log-in attempts, pings, port scans, denial of service attacks, or other network attacks on firewalls or networked systems. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred, then such Party shall promptly notify the other Party of such suspected actual or suspected Information Security Incident. 10.8.2. Non-Disclosure. Except to the extent required by Applicable Law, neither Party shall disclose any information related to an actual or suspected Information Security Incident to any Third Party (for clarity, which shall not include the board of directors of either Party) without the other Party’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed; provided that, the foregoing shall not apply to disclosures regarding an actual or suspected Information Security Incident as reasonably required to comply with Applicable Law, rules, and regulations, including the applicable rules of any securities exchange or market on which such Party’s securities are listed. ARTICLE 11 PUBLICITY; PUBLICATIONS 11.1. Initial Press Release. On or following the Effective Date, C4T may issue a press release concerning the execution of this Agreement in the form attached hereto as Exhibit 11.1. Any response to media inquiries or inquiries by other Third Parties after issuance of the initial press release shall consist solely of the content of the initial press release or conform with response guidelines mutually agreed to by the Parties prior to any such response.

48 11.2. Subsequent Releases. Following the initial press release announcing this Agreement described in Section 11.1, (a) Roche may issue press releases, presentations, interviews, campaigns, or other public announcements concerning this Agreement, the subject matter hereof, or the research, development, manufacturing or commercial results of the DACs or Products hereunder (a “Release”), without C4T’s prior written consent, unless such Release includes reference to C4T by name, and (b) C4T may not issue press releases concerning this Agreement and the activities thereunder without Roche’s prior written consent, which shall not be unreasonably withheld or delayed, including Releases and filing described in Sections 11.3 and 11.4. For any Release that requires consent of the other Party, the issuing Party shall provide a draft of such Release to the other Party for its review at least [***] prior to the intended date of issuance of such Release. For any Release that does not require consent of the other Party (including any Release permitted under Section 11.3), the issuing Party shall inform the other Party of such Release prior to the intended date of issuance of such Release or, if such timing is not possible, within [***] after such issuance. 11.3. Approved Releases. After consent has been given for a Release pursuant to Section 11.4, either Party may make subsequent public disclosure of the contents of such Release (or the Release issued pursuant to Section 11.1) without the further approval of the other Party, provided that such information is not the sole or primary focus of the communications materials, remains accurate as of such time and is not presented with any new data or information or conclusions or in a form or manner that materially alters the subject matter therein or could be misleading. 11.4. Releases Required by Applicable Law. Each Party may issue any Release it is required to issue by Applicable Law, provided that if Applicable Law requires the issuing Party to disclose any of the other Party’s Confidential Information in such Release, the Party issuing such release shall (a) to the extent permitted by Applicable Law, uses reasonable efforts to inform the other Party promptly, and in no event less than [***] (unless disclosure in less than [***] is required under Applicable Law), prior to making any such Release to permit such other Party the opportunity to seek to obtain a protective order or other confidential treatment preventing or limiting the required disclosure, and (b) disclose only such Confidential Information of the other Party that it is advised by legal counsel is required by Applicable Law to be disclosed in such Release. To the extent such other Party seeks to obtain a protective order or other confidential treatment to prevent or limit the required disclosure, the issuing Party shall reasonably assist such other Party (unless prohibited by Applicable Law) but shall not be required to delay such Release beyond the requirements of Applicable Law. 11.5. Filing of Agreement. A Party may disclose this Agreement in securities filings with the US Securities and Exchange Commission or equivalent foreign agency to the extent required by Applicable Law (including relevant rules of a security exchange on which the securities of the filing Party are listed). In such event, the filing Party shall, at the request of the other Party, seek confidential treatment of portions of this Agreement from the applicable governmental agency and shall provide such other Party with the opportunity, for no less than [***] before the date of the proposed filing unless such shorter period is reasonably necessary to comply with Applicable Law, to review and comment on any such proposed filing of this Agreement, and shall thereafter provide reasonable advance notice and opportunity for comment on any subsequent changes to such filing. The filing Party shall reasonably consider any such comments thereto. [***]

49 11.6. Publications. Roche, its Affiliates, and its and their Sublicensees shall have the right, without C4T’s review or consent, to publish or disclose papers, abstracts, or written or oral presentations regarding activities under this Agreement (each, a “Publication”); provided that Roche shall not make any Publication with respect to Degraders, Degrader Payloads, DACs or Products Directed To a Target until after LOGo for such Target without C4T’s review and consent, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, with respect to any Publication that includes C4T’s Confidential Information, C4T shall have the right to review and approve such proposed disclosure in accordance with this Section 11.6. For any proposed Publication by Roche, its Affiliates, or its or their Sublicensees, that contains C4T’s Confidential Information, Roche shall submit to C4T the proposed Publication at least [***] prior to the date of submission for publication or the date of presentation, as applicable. C4T shall review the proposed Publication and respond to Roche as soon as reasonably possible, but in any case, within [***] of receipt thereof with any comments. If C4T fails to respond within the time limits specified in this Section 11.6, such proposed Publication shall be deemed approved. As requested by C4T, Roche shall (a) delete from such proposed Publication any C4T Confidential Information or (b) delay the date of such submission for publication or the date of such presentation, as applicable, for a period of time sufficiently long (but in no event longer than [***]) to permit C4T to seek appropriate Patent Right protection of its rights in the Confidential Information to be disclosed therein. After a Publication of C4T Confidential Information has been approved by C4T or deemed approved, Roche may make subsequent public disclosure of the same contents of such Publication without the further review or approval of C4T, provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions or in a form or manner that materially alters the subject matter therein or could be misleading. Except as expressly permitted by this Agreement, C4T and its Affiliates shall have no right to publish or publicly disclose any results or information generated pursuant to the Research Plan that contain Roche Confidential Information, unless otherwise approved by Roche in writing, such approval not to be unreasonably withheld, conditioned or delayed; provided that C4T shall have the right to make publications regarding (i) the C4T Technology, [***] and (ii) the results or information generated pursuant to the Research Plan for any Terminated Target, in each case ((i) and (ii)) its sole discretion as long as the publication does not contain Roche Confidential Information. After a Publication has been approved by Roche, C4T may make subsequent public disclosure of the same contents of such Publication without the further review or approval of Roche, provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions or in a form or manner that materially alters the subject matter therein or could be misleading. 11.7. Use of Names. Except as expressly provided herein and to the extent that such use is not inconsistent with prior public disclosures or presentations, no right, express or implied, is granted by this Agreement to use in any manner the name of a Party (i.e., “C4T” or “Roche”, as applicable), or any other trade name, service mark, symbol, logo, or trademark of the other Party in connection with the performance of this Agreement, except to the extent required by Applicable Law. Notwithstanding the foregoing, C4T shall be permitted to include the Roche name or Roche- approved version of Roche’s corporate logo in connection with the description of this Agreement on C4T’s corporate website and investor presentations and corporate social media channels, in each case solely for the purpose of identifying Roche as a collaborator and subject to Roche’s review and written approval (not to be unreasonably withheld or delayed) that C4T’s proposed use complies with Roche’s branding guidelines with respect to use of such name, trademark, or logo

50 and such use only contains accurate and non-misleading factual statements regarding the Parties’ relationship. Roche may reasonably request [***] samples of the documents or other materials, or screenshots of the websites, containing C4T’s use of Roche’s name, trademarks or logo to ensure compliance with Roche’s written branding guidelines and the terms of this Section 11.7, and C4T shall [***] comply with such reasonable requests. After the use of the Roche name or Roche- approved version of Roche’s corporate logo has been approved by Roche, C4T may make subsequent public disclosures of the same contents without the further review or approval of Roche. ARTICLE 12 REPRESENTATIONS, WARRANTIES, AND COVENANTS 12.1. Mutual Representations, Warranties. Each Party represents and warrants, as of the Effective Date, to the other Party the following: 12.1.1. Authority. It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof. 12.1.2. Enforceability. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (a) bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application affecting the rights and remedies of creditors, or (b) laws governing specific performance, injunctive relief, and other equitable remedies. 12.1.3. No Conflict. The execution, delivery, and performance of this Agreement and all instruments and documents to be delivered by such Party hereunder (a) does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law of any governmental authority having jurisdiction over such Party, (b) have been duly authorized by all necessary or proper corporate action, (c) are not in contravention of any provision of the organizational documents of such Party, and (d) to the knowledge of such Party, will not violate any law or regulation or any order or decree of any court of governmental instrumentality. 12.1.4. Protection of Confidential Information. It follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants, and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants, and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants, or agents made within the scope of and during their employment or in the course of providing services for such Party, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidential and non-disclosure agreements. 12.1.5. Authorizations and Approvals. It has obtained all necessary authorizations, consents and approvals of any governmental authority and any other Person that is required to be obtained by it, as of the Effective Date, (a) for or in connection with the transactions contemplated by this Agreement or (b) for the performance by it of its obligations under this Agreement. For clarity, the foregoing representation shall exclude, in the case of Roche, Regulatory Approvals as may be

51 required to Develop, Manufacture and Commercialize DACs and Products, which may be obtained after the Effective Date. 12.1.6. No Claims. To its knowledge, there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending or threatened against such Party or any of its Affiliates which would be reasonably expected to adversely affect or restrict the ability of such Party to consummate this Agreement or the activities contemplated herein. 12.2. C4T Representations and Warranties. C4T, on behalf of itself and each of its Affiliates, hereby represents and warrants to Roche, as of the Effective Date, the following: 12.2.1. Intellectual Property. (a) Complete List. To C4T’s knowledge, Exhibit 1.122 contains a complete and accurate list of all Patent Rights Controlled by C4T or its Affiliates as of the Effective Date included within the Licensed IP. (b) Right to Grant License. C4T has the lawful right and authority to grant the license set forth in ARTICLE 2. (c) No Encumbrances. The Licensed IP listed on Exhibit 1.122 is free and clear of all liens, claims, security interests, licenses, covenants not to sue, or other encumbrances of any kind that would interfere, or the exercise of which would interfere, with Roche exercising any of the licenses or other rights granted to it hereunder. (d) No Infringement or Misappropriation. Neither C4T nor any of its Affiliates has received any written notification, or has knowledge, of any claim that any Patent Right or Know- How owned or controlled by a Third Party has been or would be infringed or misappropriated by the Exploitation of any DAC or Product in the Field in the Territory. (e) No Knowledge of Inventorship Disputes. Neither C4T nor any of its Affiliates has any knowledge of any inventorship disputes concerning any Licensed Patent Rights. All filing and renewal fees payable with respect to the Licensed Patent Rights have been timely paid. (f) Inventor Assignment. To C4T’s knowledge, all current and former officers, employees, contractors, consultants, and sublicensees of C4T or any of its Affiliates who are inventors of, or have otherwise contributed in a material manner to the creation or development of, any part of a DAC, Product, or any Invention claimed in any Licensed Patent Right existing at the Effective Date, have executed and delivered to C4T an assignment or other agreement regarding the protection of proprietary information and the assignment of their entire right, title, and interest in and to any such invention to C4T. With respect to each of the Licensed Patent Rights, to C4T’s knowledge (i) all inventors of such Licensed Patent Right are correctly identified, (ii) such Licensed Patent Right has been timely and duly filed in such a manner as to perfect title and preserve priority entitlement, including by virtue of assignment documents associated with each priority filing, and (iii) no current or former officer, employee, contractor, consultant, or sublicensee of C4T or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of such Licensed Patent Right or any other intellectual property or proprietary information of C4T or the applicable Affiliate.

52 (g) No Governmental Authority Funding. No portion of any C4T Existing IP or Background C4T Technology IP existing as of the Effective Date was developed using funding from any governmental authority, whether directly or indirectly. (h) No Prior Consent Required. C4T has the lawful right to grant Roche and its Affiliates the rights and licenses described in this Agreement without the prior consent or approval of any Third Party (including any governmental authority or Regulatory Authority). None of the Licensed IP existing as of the Effective Date is subject to any right of any Regulatory Authority to grant a license to or assign all or any portion of the Licensed IP to any Third Party. (i) Existing Third Party Agreements. As of the Effective Date, there is no agreement with any Third Party pursuant to which C4T in-licensed any Patent or other intellectual property right within the Licensed IP. (j) Ownership of Inventory. C4T lawfully owns or jointly owns with Roche any Inventory purported to be owned by C4T as of the Effective Date that is transferable to Roche under this Agreement. 12.2.2. Covenants and Disclosure. (a) Invention Assignment. Each Party hereby covenants to the other Party that each employee, consultant, agent and contractor of such first Party (or any of its Affiliates) conducting activities under this Agreement is or will be obligated to assign all Inventions, Patent Rights, Know-How and other intellectual property rights first conceived, discovered, invented, made, or conceived and reduced to practice in the course of, or as a result of, activities under this Agreement to such first Party. (b) Compliance with Applicable Law. Each Party hereby covenants to the other Party that, in fulfilling its obligations under this Agreement, it shall comply with all Applicable Law. (c) C4T’s Covenant against encumbrances. C4T covenants that, for the duration of the Term, the Licensed IP shall be free and clear of all liens, claims, security interests, licenses, covenants not to sue, or other encumbrances of any kind that would interfere, or the exercise of which would interfere, with Roche exercising any of the licenses or other rights granted to it hereunder. (d) C4T’s Covenant against Governmental Authority Funding As of the Effective Date, C4T covenants that, as of the Effective Date, no portion of any C4T Existing IP or Background C4T Technology IP was developed using funding from any governmental authority, whether directly or indirectly. (e) Safety Information. As of the Effective Date, C4T has disclosed tor Roche matters concerning or affecting safety or lack of efficacy, any medical inquiries and complaints related to Degraders Controlled by C4T. (f) No False Statements. Neither C4T nor any of its Affiliates, nor any of its or their respective officers, employees, or agents has, to the knowledge of C4T, (a) made an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the C4T Technology, (b) failed to disclose a material fact required to be disclosed

53 to any such Regulatory Authority with respect to the C4T Technology, or (c) committed an act, made a statement, or failed to make a statement with respect to the C4T Technology that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory. 12.2.3. Miscellaneous. (a) Nagoya Protocol and CBD Compliance. To C4T’s knowledge, none of the C4T IP or C4T Technology contain, incorporate, were developed using, or are derived from, microbes, compounds, genetic resources, or other substances that are subject to the Convention on Biological Diversity or the Nagoya Protocol on Access to Genetic Resources and the Fair and Equitable Sharing of Benefits Arising from their Utilization to the Convention on Biological Diversity, or traditional knowledge relating to them. (b) No Authorizations Required. No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law, is necessary for the consummation of the transactions contemplated by this Agreement or for the performance by C4T of its obligations under this Agreement (including the grant of the rights to Roche hereunder). (c) No Debarment. Neither Party nor any of its Affiliates has knowingly used or will knowingly use in any capacity, in connection with the preclinical or clinical development activities performed or to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the US Federal Food, Drug, and Cosmetic Act (or any similar Applicable Law in any other jurisdiction), or who is the subject of a conviction described in such section. Each Party agrees to inform the other Party immediately if it becomes aware that it or any individual or entity that is performing any activities by or on behalf of such Party hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or is threatened, relating to the debarment or conviction of such Party or any individual or entity that is performing any activities by or on behalf of such Party hereunder; provided that, after any termination of this Agreement, the obligation of each Party to inform each other pursuant to this sentence shall only apply in response to written requests from the other Party, which may be made not more frequently than once per Calendar Year. 12.3. No Other Representations, Warranties, or Covenants. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ARTICLE 13 INDEMNIFICATION; INSURANCE

54 13.1. Indemnification. 13.1.1. General. Subject to Section 13.1.2, each Party (the “Indemnifying Party”) shall indemnify, defend, and hold each of the other Party, its Affiliates, and their respective directors, officers, and employees and the successors and assigns of any of the foregoing (each, an “Indemnified Party”) harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs, or expenses (including reasonable attorneys’ fees and other expenses of litigation) (each, a “Loss”) arising, directly or indirectly out of or in connection with any Third Party claims, suits, actions, demands or judgments (each, a “Third Party Claim”) to the extent relating to (a) the gross negligence or willful misconduct of such Indemnifying Party, its Affiliates, and their respective directors, officers, employees, and subcontractors in the course of activities performed by or on behalf of such Party under this Agreement, or (b) breach by such Indemnifying Party of this Agreement, except, in each case ((a) or (b)), to the extent caused by the breach of this Agreement, gross negligence or willful misconduct of the Indemnified Party. In addition, Roche shall indemnify, defend, and hold the C4T Indemnified Parties harmless from and against all Losses arising, directly or indirectly out of or in connection with Third Party Claims to the extent arising from the Exploitation of Degraders, Degrader Payloads, DACs and Products by or on behalf of Roche, its Affiliates and Sublicensees, except to the extent caused by the breach of this Agreement, gross negligence or willful misconduct of C4T. 13.1.2. Procedure. If a Party (for purposes of the applicable alleged Loss, the “Indemnitee”) intends to claim indemnification under this Agreement on its own behalf or on behalf of its Indemnified Parties, it shall promptly notify the other Party (for purposes of the applicable alleged Loss, the “Indemnitor”) of the alleged Loss promptly after commencement of any action related to such alleged Loss. The Indemnitor shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee. The Indemnitee shall have the right to retain its own counsel at its own expense for any reason. The Indemnitee and its employees and agents shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claim covered by this Agreement. The obligations of this Section 13.1.2 shall not apply to any settlement of any Third Party Claim if such settlement is effected without the consent of both Parties, which shall not be unreasonably withheld or delayed. The Indemnitor shall not, without the written consent of the Indemnitee, effect any settlement of any Third Party Claim, unless such settlement is solely for monetary damages and includes an unconditional release of the Indemnitee from all liability on claims that are the subject matter of such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 13.1.2. Only a Party to this Agreement may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnified Parties), and other Indemnified Parties may not directly claim indemnity hereunder. 13.2. Insurance. During the term of this Agreement, each Party, at its own expense, shall maintain liability insurance (or self-insure) in an amount consistent with industry standards for a business of its nature, as reasonably necessary to cover its liabilities hereunder. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification or other obligations hereunder. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

55 13.3. Limitation of Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT IN RESPECT OF A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR ANY BREACH OF A PARTY’S OBLIGATIONS UNDER ARTICLE 10 OR INDEMNIFICATION OBLIGATIONS UNDER SECTION 13.1 FOR THIRD PARTY CLAIMS. ARTICLE 14 TERM; TERMINATION 14.1. Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in full force and effect, (a) on a country-by- country and Product-by-Product basis, until the date of the expiration of the Royalty Term in such country with respect to such Product (such period, the “Term”), at which time this Agreement shall expire with respect to such Product in such country and (b) in its entirety until the expiration of all applicable Royalty Terms under this Agreement with respect to all Products in all countries in the Territory. Following expiration (but not termination) of this Agreement for a given Product in a given country, as applicable, no further royalties will be payable in respect of sales of such Product in such country and thereafter the License granted to Roche hereunder with respect to such Product (and the DAC therein) in such country will automatically become royalty-free, fully paid- up, perpetual and irrevocable. 14.2. Rights to Terminate. 14.2.1. Termination by Either Party for Material Breach. Either Party may terminate this Agreement in its entirety, or with respect to a particular Target, by written notice to the other Party for any material breach of this Agreement by the other Party if such material breach is not cured within [***] (or with respect to any breach of payment obligations under this Agreement (including payment of the LIGo Fee and LOGo Fee), within [***] after the breaching Party receives written notice of such material breach from the nonbreaching Party (such period, the “Cure Period”), provided that if such material breach (excluding breaches of payment obligations) is not capable of being cured within the Cure Period, the Cure Period shall be extended for such amount of time that the Parties may agree is reasonably necessary to cure such material breach, so long as (a) the breaching Party is making diligent efforts to do so, (b) the Parties agree on an extension within such [***] period, and (c) such extension is no more than an additional [***]. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure such material breach, and provides written notice of that dispute to the other Party within the Cure Period, then the matter will be addressed under the dispute resolution provisions in ARTICLE 15, and the Party alleging material breach may not terminate this Agreement (in whole or in part) until it has been determined under ARTICLE 15 that the allegedly materially breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] after the conclusion of such dispute resolution procedure. For clarity, where the uncured material breach is related solely to Product(s) Directed To a particular Target, any termination hereunder shall be limited to terminating this Agreement solely with respect to that Target and not to any other Target or this Agreement in its entirety.

56 14.2.2. Termination by Either Party for Insolvency. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding- up, insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian, trustee, or any other similar proceeding by or of the other Party where such petition, appointment, or similar proceeding is not dismissed or vacated within [***] following the filing thereof. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the US Code or any foreign equivalents thereof (as used in this Section 14.2.2, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder, as applicable, agrees that, unless this Agreement is terminated, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of all licensed intellectual property (including, in the case of Roche, necessary or reasonably useful physical embodiments and embodiments comprising data, lab notebooks, methods, or protocols, and all data within the Licensed IP), and such embodiments, if not already in the possession of such other Party, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under the immediately preceding clause (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party. 14.2.3. Elective Termination by Roche. Roche shall have the right to terminate this Agreement, in its entirety or on a Target-by-Target basis, in its sole discretion, at any time by providing written notice to C4T. Such termination shall be effective [***] after C4T’s receipt of such notice. In the event this Agreement is terminated in part with respect to a particular Target, this Agreement shall remain in effect with respect to all other Targets. 14.3. Effects of Termination. 14.3.1. Termination in Any Event. Upon termination of this Agreement in its entirety or with respect to a particular Target, as applicable, the following shall apply: (a) Accrued Rights and Obligations. Expiration or termination of this Agreement [***] shall not release either Party from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination. (b) Direct License for Compulsory Sublicensees. To the extent required by Applicable Law, each Compulsory Sublicense shall become a direct license from C4T to the applicable Compulsory Sublicensee. (c) Wind-Down; Continued Activities. As of the date of notice of termination, Roche shall (i) have the right, at its cost and discretion, to wind-down, cancel, or complete all ongoing Development activities relating to or arising from this Agreement and terminate any related agreements with Third Parties and (ii) not be obligated to initiate any new Development activities under this Agreement. Notwithstanding anything to the contrary in this Agreement, Roche shall

57 have the right to complete, amend to reduce in size or scope, cancel or wind-down any ongoing clinical trials relating to a Product that incorporates any Roche proprietary Antigen Target Moieties and for which Roche remains the clinical trial sponsor or is otherwise the responsible party with respect to any Regulatory Authority, on a timeline and in a manner elected by Roche in its reasonable direction, taking into account legal, regulatory, patient safety, and ethical considerations. (d) Inventory. Upon termination of this Agreement, Roche, its Affiliates and Sublicensees shall have the right to sell or otherwise dispose of all Inventory of all Products in all countries then in stock for up to [***] (or such longer period as may be agreed to by the Parties) in a manner consistent with Roche’s sales or dispositions of such Product prior to such termination, subject to the applicable royalty payments due under Section 7.7, and C4T covenants not to sue Roche, its Affiliates, or Sublicensees for infringement under any of the Patent Rights that were licensed by C4T to Roche under this Agreement or that are licensed by Roche to C4T under Section 14.3.2, solely with respect to such activities conducted by Roche, its Affiliates, or Sublicensees in accordance with this Section 14.3.1(d). (e) Destruction of Confidential Information. The Receiving Party shall, within [***] after the effective date of expiration or termination, return, destroy or cause to be returned to the other Party all Confidential Information received by the Receiving Party or any of its Affiliates from the Disclosing Party or any of its Affiliates, except to the extent required to be maintained by a Regulatory Authority or under Applicable Law. Notwithstanding the foregoing, the Disclosing Party’s Confidential Information may be maintained by (i) the Receiving Party’s legal counsel solely for the purpose of determining the Receiving Party’s continuing obligations under ARTICLE 10, (ii) the Receiving Party’s automatic computer backup systems in accordance with the Receiving Party’s internal document retention policies, and (iii) the Receiving Party, to the extent reasonably necessary to exercise its applicable rights expressly set forth in Section 14.3 or elsewhere in this Agreement that survive such expiration or termination. (f) Termination of Licenses. Except for the activities as expressly provided in Sections 14.3.1(c) and 14.3.1(d), all licenses set forth in ARTICLE 2 shall terminate [***], on the effective date of termination. (g) Termination of Exclusivity. If this Agreement expires or terminates in its entirety or with respect to one or more Targets, the obligations under ARTICLE 3 shall terminate [***]. (h) Continuation of Sublicenses. In the event of a termination of this Agreement [***], any existing, sublicense granted by [***] under this Agreement shall continue in full force and effect upon written request [***] provided within [***] after the effective date of such termination, provided that [***]. 14.3.2. Reversion License, Change in Prosecution and Maintenance. Upon termination of this Agreement [***], as applicable, the following shall also apply: (a) Limited Reversion License. Roche will enable C4T to continue development of products comprising or incorporating targeted protein degraders, including Degraders and Degrader Payloads [***], for such Terminated Target(s), including as set forth in this Section

58 14.3.2(i)-(iv). This Section 14.3.2 shall also apply in the event of the [***], which shall be a Terminated Target for purposes of the following. With regards to a Terminated Target: (i) Roche will assign, and hereby assigns (effective upon such termination) to C4T its [***], and (B) if such Terminated Target is [***]. All such [***] shall be the Confidential Information of C4T after such assignment. After such assignment and notwithstanding anything herein to the contrary, C4T shall, as between the Parties, solely own, and control the Prosecution and Maintenance of, such assigned [***], at its own expense and in its sole discretion; (ii) Roche will grant, and hereby grants (effective upon such termination), to C4T a [***], license under the Roche Existing IP (solely to the extent relating to the TBMs for [***]) and the Roche Collaboration TBM Patent Rights and Roche Collaboration TBM Know-How, to the extent such Patent Rights Cover and such Know-How relates to, [Target Binding Moieties] for such Terminated Target [***]; for clarity, Roche will maintain all other rights under Roche Collaboration TBM Patent Rights and Roche Collaboration TBM Know-How, [***]; (iii) Roche will grant, and hereby grants (effective upon such termination), to C4T a [***] license under the Roche Collaboration DAC Patent Rights, Roche Collaboration DAC Know-How and Other IP, to the extent such Patent Rights Cover and such Inventions or Know- How relates to, the Degrader Payload in the lead DAC or DAC candidate, or, only upon C4T’s request, to the extent such Patent Rights Cover and such Inventions or Know-How relates to, Degrader Payloads in the backup DAC or backup DAC candidates, for such Terminated Target on a Degrader Payload-by-Degrader Payload basis, to research, have researched, Develop, have Developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported, market, have marketed, distribute, have distributed, sell and have sold products comprising or incorporating degraders and degrader-antibody-conjugates Directed To the Terminated Targets, including the Degraders and DACs or Products Directed To the Terminated Target [***]; (iv) if any degrader or degrader antibody conjugate directed to such Terminated Target [***], Roche shall grant, and hereby grants [***] license under such Roche Collaboration DAC Patent Right and Roche Collaboration DAC Know-How, [***] to make, use, sell, import and otherwise exploit products incorporating or comprising degraders or degrader antibody conjugates; [***]; the license granted to C4T in each case of (ii) through (iv) (“Reversion License”). In addition to the above, C4T will: (v) if any degrader-antibody conjugate or other degrader conjugate directed to any target except the Terminated Target is developed by Roche [***], C4T shall grant, and hereby grants to Roche, worldwide, a royalty-free, fully paid-up, perpetual, irrevocable, non-exclusive license under such Joint Collaboration Patent Right and Joint Collaboration Know-How claiming, covering or related to [***] of such degrader-antibody conjugate, with the right to grant sublicenses (in multiple tiers), to research, have researched, develop, have developed, register, have registered, use, have used, make, have made, import, have imported, export, have exported,

59 market, have marketed, distribute, have distributed, sell and have sold such degrader-antibody conjugate containing [***]. For the avoidance of doubt, the Roche Collaboration DAC IP, the Roche Collaboration TBM IP and any data and materials relating to Products will always remain the sole property of Roche, whether or not Covering or related to Terminated Target. (b) Prosecution and Maintenance. With respect to Joint Collaboration Patent Rights, upon assignment of Roche’s interest in any Joint Collaboration Patent Rights pursuant to Section 14.3.2(a)(i), C4T shall, as between the Parties, Prosecute and Maintain such Joint Collaboration Patent Rights, at its [***] expense and discretion. With respect to Patent Rights that are solely and exclusively directed to targeted protein degraders for [***], [***], or the Option Target, respectively, upon the occurrence of the Reversion License in 14.3.2(a), C4T shall have the [***] right to Prosecute and Maintain Patent Rights within C4T Existing IP that are [***] directed to target protein degraders for such Terminated Target, at its [***] cost and discretion. (c) [***]. (d) Exception for Terminated Targets Remaining Active Under the Prior Agreement. Notwithstanding the foregoing, the clauses under (b) of this Section 14.3.2 shall not apply to, and Article 3 (Exclusivity) shall continue to apply with respect to, a Terminated Target that is not a Terminated Target (as such Terminated Target is defined under the Prior Agreement) under the Prior Agreement, which Target is subject to the exclusivity set forth in Section 2.2 of the Prior Agreement, unless and until such Terminated Target is a Terminated Target as such Terminated Target is defined under the Prior Agreement or is otherwise no longer subject to the exclusivity set forth in Section 2.2 of the Prior Agreement. In the event of a conflict between this Section 14.3.2(d) and the Prior Agreement, this Section 14.3.2(d) shall prevail. 14.3.3. Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the following provisions shall survive: ARTICLE 1, ARTICLE 8 (provided that Section 8.10 shall survive solely for the period set forth therein), ARTICLE 10 (solely for the period set forth in Section 10.3), ARTICLE 11 (except for Section 11.1), ARTICLE 13, ARTICLE 15, and ARTICLE 16 and Sections 2.3.2, 2.6, 9.2, 12.2.3(c), 14.1 (solely in the event of expiration and not in the event of earlier termination), and 14.3. ARTICLE 15 DISPUTE RESOLUTION 15.1. Disputes. Except as otherwise set forth in this Agreement, in the event of any dispute, claim or controversy of any nature arising out of or relating to this Agreement, including any action or claim based on tort, contract or statute, or concerning the interpretation, effect, termination, validity, performance or breach of this Agreement, but excluding Excluded Claims (each, a “Dispute”) arising from this Agreement, such Dispute shall first be referred, by written notice, to the Alliance Directors for attempted resolution. If the Alliance Directors are unable to resolve the Dispute within [***] following the date of receipt of such written notice, either Party may refer,

60 by written notice (an “Escalation Notice”), such Dispute to the Chief Executive Officer of C4T and to the Head of Corporate Business Development of Roche, or their respective designees, for good faith negotiations attempting to resolve the Dispute within [***]. 15.2. Arbitration. 15.2.1. Procedure. Except as provided under Section 14.3.2(c), if the Parties are unable to resolve any Dispute under Section 15.1 within the time specified therein, either Party shall have the right to submit the Dispute for final and exclusive resolution under [***]. The arbitration tribunal shall consist of three (3) arbitrators appointed by the Parties in accordance with the [***] rules. Each Party shall select one (1) arbitrator, and those two (2) arbitrators shall select the third member of the arbitration tribunal. Any arbitration proceeding hereunder shall be conducted in [***] and shall be conducted in the [***] language. The arbitration panel may only award damages consistent with this Agreement, including Section 13.3. In the event of any conflict between the [***] rules and any provision of this Agreement, this Agreement shall govern. 15.2.2. Enforcement. Notwithstanding anything to the contrary in Section 15.2, either Party may apply to any court having competent jurisdiction to enforce the arbitration provisions of this Agreement or an arbitration award as determined pursuant to this Section 15.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific foregoing issues. 15.2.3. Subject Matter Exclusion. As used in Section 15.1, the term “Excluded Claim” means any dispute, controversy or claim that concerns (a) the validity, enforceability or infringement of any patent, trademark or copyright, or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory. Any Excluded Claim may be submitted by either Party to any court of competent jurisdiction over such Excluded Claim. [***]. 15.3. [***]. 15.3.1. [***]. 15.3.2. [***]. 15.4. Continued Performance. Provided that this Agreement has not terminated, the Parties shall continue performing their respective obligations under this Agreement pending the final resolution of any Dispute raised under Section 15.1. 15.5. Confidentiality. The existence and status of activities conducted under this ARTICLE 15, including any arbitration proceeding or decisions hereunder shall be deemed Confidential Information of each Party, and will be subject to ARTICLE 10, to the extent applicable in accordance with Applicable Law. Either Party may request that the arbitration tribunal issue appropriate protective orders to safeguard such Party’s Confidential Information. Except as required by law, neither Party shall make (or request the arbitration tribunal to make) any public announcement with respect to the proceedings or decision of the arbitration tribunal without prior written consent of the other Party. The existence of any Dispute submitted to arbitration and any decision or award shall be kept in confidence by each Party and the arbitration tribunal, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

61 ARTICLE 16 MISCELLANEOUS 16.1. Choice of Law. This Agreement (including the arbitration provisions of Sections 15.2 and 15.3) shall be governed by and interpreted in accordance with the laws of [***], without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement. 16.2. Notices. Except as otherwise expressly provided in this Agreement, any notice required under this Agreement will be in writing and will specifically refer to this Agreement. Notices will be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) two (2) days after the date mailed if mailed by first class certified mail return receipt requested, postage prepaid to a destination within the same country; (c) seven (7) days after the date mailed if mailed by registered or certified mail return receipt requested, postage prepaid to a destination outside the country of the Party sending the notice; or (d) on the date of receipt, if sent by private express courier. Notices will be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 16.2 by sending notice to the other Party. Notwithstanding the foregoing, notices required to be provided to a Party’s Alliance Director may be provided solely by email to such Alliance Director’s email address and shall be deemed effective: (i) if received prior to 6:00 pm local time of the recipient, upon receipt, or (ii) if received after 6:00 pm local time of the recipient, on the next Business Day, in each case, provided no “bounce-back” or other email response indicating that such message was undeliverable is received by the Party providing such notice. If to Roche: F. Hoffmann-La Roche Ltd. Grenzacherstrasse 124 4070 Basel Switzerland Attn: Legal Department Email: [***] with required copies (which shall not constitute proper notice) to: F. Hoffmann-La Roche Ltd Grenzacherstrasse 124 4070 Basel Switzerland Attn: Legal Department Attn: Alliance Director, Corporate Business Development Email: To be provided by Alliance Director If to C4T: C4 Therapeutics, Inc. 490 Arsenal Way, Suite 120 Watertown, MA 02472 Attention: [***] Email: [***] with a copy to [***] With a copy to: One Boston Place 201

62 Washington Street, Suite 2000 Boston, MA 02108-4403 Attention: [***] Email: [***] 16.3. Assignment. Neither Party may assign or otherwise transfer this Agreement, in whole or in part, (including any rights or obligations hereunder) without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign this Agreement to (a) an Affiliate or (b) any purchaser of all or substantially all of the assets of such Party to which this Agreement relates, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that, in each case ((a) and (b)), the party to which this Agreement is assigned expressly agrees to assume and be bound by all obligations of the assigning Party under this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that any assignment or transfer of this Agreement or a change in tax residence by Roche or Roche’s jurisdiction of payment increases the tax liability of C4T or any of its Affiliates over the amount of any taxes that otherwise would have been payable in the absence of such assignment or transfer, Roche will pay C4T such amount as is required to put C4T in the same after-tax position it would have been in had such assignment or transfer not been made. A copy of such written agreement by such assignee shall be provided to the non- assigning Party within [***] of execution of such assignment. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns. Any attempted assignment not in accordance with this Section 16.3 will be null and void. 16.4. Independent Contractors. The Parties are independent contractors, and nothing contained in this Agreement will be deemed or construed to create a partnership, joint venture, employment, franchise, agency, or fiduciary relationship between the Parties. Neither C4T nor Roche shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party. 16.5. Actions of Affiliates. A Party may exercise its rights or perform its obligations under this Agreement personally or through one or more Affiliates, provided that such Party will nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations, and obligations set forth in this Agreement. 16.6. Force Majeure. Except with respect to any obligation to make a payment owed hereunder, neither Party will be deemed to have breached this Agreement for failure to perform its obligations under this Agreement to the extent such failure results from causes beyond the reasonable control of the affected Party. Such causes include acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, epidemics, pandemics, omissions, or delays in action by any governmental authority, acts of a government or agency thereof, and judicial orders or decrees. Any deadline or time period affected by such a force majeure event or a Party’s failure to perform resulting therefrom will be extended automatically by the number of days equal to the number of days that such force majeure or failure persisted. If such a force majeure event occurs, the Party unable to perform will promptly notify the other Party of the occurrence of such event, and the Parties will meet (in person or by tele-conference or video-

63 conference) promptly thereafter to discuss the circumstances relating thereto. The Party unable to perform will (a) provide reasonable status updates to the other Party from time-to-time; (b) use Commercially Reasonable Efforts to mitigate any adverse consequences arising out of its failure to perform; and (c) resume performance as promptly as possible. Further, in the event the end of any time period set forth herein falls (or any deadline herein otherwise expires) during the period beginning on December 25 of any Calendar Year in the Term and ending on January 1 of the following year, such time period (or deadline) will be extended by [***], unless otherwise agreed by the Parties. 16.7. Integration. Except to the extent expressly provided herein, this Agreement, including the Exhibits hereto and the Prior Agreement, constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement. In the event of any conflict or inconsistency between the body of this Agreement and an Exhibit, the terms and conditions of the body of this Agreement will prevail. 16.8. Amendment; No Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement will be effective unless made in writing and executed by an authorized representative of each Party. No course of dealing or failing of either Party to strictly enforce any term, right, or condition of this Agreement in any instance will be construed as a general waiver or relinquishment of such term, right, or condition. The observance of any provision of this Agreement may be waived (either generally or in any given instance and either retroactively or prospectively) only with the consent of the Party granting such waiver. 16.9. Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause, or combination, or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause, or combination, or part of the same will be deleted, and the remainder of this Agreement will remain binding, provided that such deletion does not alter the basic purpose or structure of this Agreement. The Parties shall in such an instance use reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement. 16.10. No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party. 16.11. Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement will not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision. 16.12. Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further ministerial acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

64 16.13. Interpretation. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” will be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby,” and derivative or similar words refer to this Agreement, including the Exhibits; (c) all references herein to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, or Exhibits of this Agreement; (d) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (e) the word “notice” means notice in writing provided in accordance with Section 16.2 (whether or not specifically stated); (f) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” “approve,” “inform” or the like will require that such agreement, consent, approval, or inform be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding instant messaging); (g) references to any specific law, rule or regulation, section, or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; (h) all references to the word “will” are interchangeable with the word “shall” and will be understood to be imperative or mandatory in nature; (i) all references to “Sublicensees” will include all Sublicensees of Sublicensees through multiple tiers of sublicensing; (j) the singular will include the plural and vice versa; (k) the word “or” has the inclusive meaning represented by the phrase “and/or”; (l) all references to days, months, quarters, or years are references to calendar days, calendar months, Calendar Quarters, or Calendar Years, unless otherwise explicitly stated; (m) the use of any gender herein shall be deemed to encompass references to either or both genders; and (n) any reference herein to any Person shall be construed to include the Person’s successors and assigns. 16.14. Counterparts; Electronic Signatures. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached .pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Execution of this Agreement by e-Signatures or by exchanging executed signature pages in .pdf format shall have the same legal force and effect as the exchange of original signatures. As used in this Section 16.14, “e-Signature” shall mean a signature that consists of one or more letters, characters, numbers, or other symbols in digital form incorporated in, attached to, or associated with the electronic document, that (a) is unique to the person executing the signature; (b) the technology or process used to make the signature is under the sole control of the person making the signature; (c) the technology or process can be used to identify the person using the technology or process; and (d) the electronic signature can be linked with an electronic document in such a way that it can be used to determine whether the electronic document has been changed since the electronic signature was incorporated in, attached to, or associated with the electronic document. [Signature page follows – the rest of this page is intentionally left blank.]

[Signature Page for License Agreement] IN WITNESS WHEREOF, C4T and Roche have entered into this Agreement by their respective representatives hereunto duly authorized, on the Effective Date. C4 Therapeutics, Inc. By: /s/ Andrew J. Hirsch Name: Andrew J. Hirsch Title: President and Chief Executive Officer F. Hoffmann-La Roche Ltd By: /s/ Barbara Schroder de Castro Lopes By: /s/ Barbara Lueckel Name: Barbara Schroeder de Castro Lopes Name: Barbara Lueckel Title: Authorized Signatory Title: Global Head of Research Technologies Partnering Hofmann-La Roche Inc. By: /s/ Gerald Bohm Name: Gerald Bohm Title: Vice President

1 Exhibit 1.11 Authorized Subcontractors [***]

1 Exhibit 1.15 Background C4T Technology Patent Rights [***]

1 Exhibit 1.23 C4T Existing Patent Rights [***]

1 Exhibit 1.35 C4T Third Party License Agreements [***]

1 Exhibit 1.122 Licensed Patent Rights [***]

1 Exhibit 1.165 Research Plan [***]

1 Exhibit 1.183 Roche Existing Patent Rights [***]

1 Exhibit 11.1 Press Release [***]